UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22435

Kayne Anderson Energy Development Company

(Exact name of registrant as specified in charter)

811 Main Street, 14th Floor, Houston, Texas	77002
(Address of principal executive offices)	(Zip code)

David Shladovsky, Esq.

KA Fund Advisors, LLC, 811 Main Street, 14th Floor, Houston, Texas 77002

(Name and address of agent for service)

Registrant’s telephone number, including area code: (713) 493-2020

Date of fiscal year end: November 30, 2017

Date of reporting period: May 31, 2017

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The report of Kayne Anderson Energy Development Company (the “Registrant”) to stockholders for the semi-annual period ended May 31, 2017 is attached below.

Energy Development Company

KED Semi-Annual Report

May 31, 2017

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS:    This report of Kayne Anderson Energy Development Company (the “Company”) contains “forward-looking statements” as defined under the U.S. federal securities laws. Generally, the words “believe,” “expect,” “intend,” “estimate,” “anticipate,” “project,” “will” and similar expressions identify forward-looking statements, which generally are not historical in nature. Forward-looking statements are subject to certain risks and uncertainties that could cause actual results to materially differ from the Company’s historical experience and its present expectations or projections indicated in any forward-looking statements. These risks include, but are not limited to, changes in economic and political conditions; regulatory and legal changes; master limited partnership (“MLP”) industry risk; leverage risk; valuation risk; interest rate risk; tax risk; and other risks discussed in the Company’s filings with the Securities and Exchange Commission (“SEC”). You should not place undue reliance on forward-looking statements, which speak only as of the date they are made. The Company undertakes no obligation to update or revise any forward-looking statements made herein. There is no assurance that the Company’s investment objectives will be attained.

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY

MANAGEMENT DISCUSSION

(UNAUDITED)

Company Overview

Kayne Anderson Energy Development Company is a non-diversified, closed-end fund that commenced operations on September 21, 2006. We are a taxable corporation, paying federal and applicable state taxes on our taxable income. Our investment objective is to generate both current income and capital appreciation primarily through equity and debt investments. We seek to achieve this objective by investing at least 80% of our total assets in securities of Energy Companies. A key focus area for our investments is equity and debt investments in public and private entities structured as limited partnerships (“MLPs”). We also own equity and debt investments in Upstream, Midstream and Other Energy Companies (as such terms are defined in
Note 1 –Organization).

As of May 31, 2017, we had total assets of $338 million, net assets applicable to our common stockholders of $198 million (net asset value of $18.46 per share), and 10.7 million shares of common stock outstanding. As of May 31, 2017, we held $326 million in equity investments and no debt investments.

Results of Operations — For the Three Months Ended May 31, 2017

Investment Income.    Investment income totaled $0.6 million for the quarter. We received $6.2 million of dividends and distributions during the quarter, of which $5.6 million was treated as a return of capital and $0.03 million was treated as distributions in excess of cost basis.

Operating Expenses.    Operating expenses totaled $2.3 million, including $1.1 million of investment management fees (net of a $0.4 million fee waiver), $0.7 million of interest expense (including non-cash amortization of debt issuance costs of $0.1 million) and $0.3 million of other operating expenses. Preferred stock distributions during the quarter were $0.2 million.

Net Investment Loss.    Our net investment loss totaled $1.2 million and included a current tax expense of $0.7 million and a deferred tax benefit of $1.2 million.

Net Realized Gains.    We had net realized gains from investments of $0.7 million, consisting of realized gains from long-term investments of $1.0 million, a current tax benefit of $0.7 million and a deferred tax expense of $1.0 million.

Net Change in Unrealized Gains.    We had a net decrease in our unrealized gains of $19.7 million. The net change consisted of a $31.1 million decrease in our unrealized gains from investments and a deferred tax benefit of $11.4 million.

Net Decrease in Net Assets Resulting from Operations.    We had a decrease in net assets resulting from operations of $20.2 million. This decrease was comprised of a net investment loss of $1.2 million, net realized gains of $0.7 million and a net decrease in unrealized gains of $19.7 million, as noted above.

Distributions to Common Stockholders

We pay quarterly distributions to our common stockholders, funded generally by net distributable income (“NDI”) generated from our portfolio investments. NDI is the amount of income received by us from our portfolio investments less operating expenses, subject to certain adjustments as described below. NDI is not a financial measure under the accounting principles generally accepted in the United States of America (“GAAP”). Refer to the “Reconciliation of NDI to GAAP” section below for a reconciliation of this measure to our results reported under GAAP.

Income from portfolio investments includes (a) cash dividends and distributions, (b) paid-in-kind dividends or non-cash distributions received, and (c) interest income from debt securities and commitment fees from private investments in public equity (“PIPE investments”).

Operating expenses include (a) investment management fees paid to our investment adviser (KAFA), (b) other expenses (mostly comprised of fees paid to other service providers) and (c) interest expense and preferred stock distributions.

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY

MANAGEMENT DISCUSSION

(UNAUDITED)

Net Distributable Income (NDI)

(amounts in millions, except for per share amounts)

Three Months Ended May 31, 2017
Distributions and Other Income from Investments
Dividends and Distributions(1)	$6.15
Net Premiums Received from Call Options Written	0.04

Total Distributions from Investments	6.19
Expenses
Net Investment Management Fee	(1.09)
Other Expenses	(0.32)
Interest Expense	(0.55)
Preferred Stock Distributions	(0.21)

Net Distributable Income (NDI)	$4.02

Weighted Shares Outstanding	10.7
NDI per Weighted Share Outstanding	$0.374

Adjusted NDI per Weighted Share Outstanding(2)	$0.387

Distributions paid per Common Share(3)	$0.400

(1)	See Note 2 — Significant Accounting Policies to the Financial Statements for additional information regarding paid-in-kind and non-cash dividends and distributions.

(2)	Adjusted NDI includes $0.14 million of consideration received in the merger of MarkWest Energy Partners, L.P. and MPLX LP. Because the acquiring entity has deemed part of the merger consideration to be compensation to help offset the lower quarterly distribution that unitholders of the acquired entity would receive after closing, we believe it to be appropriate to include this amount in Adjusted NDI. This merger consideration is not included in investment income for GAAP purposes, but rather is treated as additional consideration when calculating the realized or unrealized gain (loss) that results from the merger transaction.

(3)	The distribution of $0.40 per share for the second quarter of fiscal 2017 was paid on July 14, 2017.

Payment of future distributions is subject to Board of Directors approval, as well as meeting the covenants of our credit facility and terms of our preferred stock. Because our quarterly distributions are funded primarily by NDI generated from our portfolio investments, the Board of Directors, in determining our quarterly distribution to common stockholders, gives a significant amount of consideration to the NDI and Adjusted NDI generated in the current quarter, as well as the NDI that our portfolio is expected to generate over the next twelve months. The Board of Directors also considers other factors, including but not limited to, realized and unrealized gains generated by the portfolio.

Reconciliation of NDI to GAAP

The difference between distributions and other income from investments in the NDI calculation and total investment income as reported in our Statement of Operations is reconciled as follows:

•

GAAP recognizes that a significant portion of the cash distributions received from MLPs is characterized as a return of capital and therefore excluded from investment income, whereas the NDI calculation includes the return of capital portion of such distributions.

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY

MANAGEMENT DISCUSSION

(UNAUDITED)

•

NDI includes the value of paid-in-kind dividends and distributions, whereas such amounts are not included as investment income for GAAP purposes during the period received, but rather are recorded as unrealized gains upon receipt.

•

NDI includes commitment fees from PIPE investments, whereas such amounts are generally not included in investment income for GAAP purposes, but rather are recorded as a reduction to the cost of the investment.

•

We may hold debt securities from time to time. Certain of our investments in debt securities may be purchased at a discount or premium to the par value of such security. When making such investments, we consider the security’s yield to maturity, which factors in the impact of such discount (or premium). Interest income reported under GAAP includes the non-cash accretion of the discount (or amortization of the premium) based on the effective interest method. When we calculate interest income for purposes of determining NDI, in order to better reflect the yield to maturity, the accretion of the discount (or amortization of the premium) is calculated on a straight-line basis to the earlier of the expected call date or the maturity date of the debt security.

•

We may sell covered call option contracts to generate income or to reduce our ownership of certain securities that we hold. In some cases, we are able to repurchase these call option contracts at a price less than the call premium that we received, thereby generating a profit. The premium we received from selling call options, less (i) the amount that we pay to repurchase such call option contracts and (ii) the amount by which the market price of an underlying security is above the strike price at the time a new call option is written (if any), is included in NDI. For GAAP purposes, premiums received from call option contracts sold are not included in investment income. See Note 2 — Significant Accounting Policies for a full discussion of the GAAP treatment of option contracts.

The treatment of expenses included in NDI also differs from what is reported in the Statement of Operations as follows:

•

The non-cash amortization or write-offs of capitalized debt issuance costs and preferred stock offering costs related to our financings is included in interest expense and distributions on mandatory redeemable preferred stock for GAAP purposes, but is excluded from our calculation of NDI.

Liquidity and Capital Resources

At May 31, 2017, we had total leverage outstanding of $100 million, which represented 30% of total assets. At quarter end, total leverage was comprised of $75 million outstanding under our senior secured credit facility (the “Credit Facility”) and $25 million of mandatory redeemable preferred shares (“MRP Shares”). The Credit Facility includes a $70 million secured term loan (the “Term Loan”) and a $120 million secured revolving credit facility (the “Revolving Credit Facility”). As of May 31, 2017, we had $70 million outstanding under the Term Loan, $5 million outstanding under the Revolving Credit Facility, and we had $1 million of cash and cash equivalents.

The Term Loan matures on August 28, 2018, and the maturity date of the Revolving Credit Facility is August 28, 2017. We are in the process of renewing this Revolving Credit Facility and Term Loan and expect to have such renewal in place before each facility’s maturity date. Outstanding loan balances on the Term Loan accrue interest daily at a rate equal to LIBOR plus 1.35%. The interest rate of the Revolving Credit Facility is equal to LIBOR plus 1.60%, and we pay a commitment fee of 0.30% per annum on any unused amounts. If total borrowings under the Credit Facility exceed the borrowing base attributable to “quoted” securities (generally defined as equity investments in securities traded on an exchange and investments in bank debt and high yield bonds that are traded), the interest rate on the Term Loan and Revolving Credit Facility will increase to LIBOR plus 2.00% and LIBOR plus 3.00%, respectively, and the commitment fee on the Revolving Credit Facility will increase to 0.50%.

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY

MANAGEMENT DISCUSSION

(UNAUDITED)

The maximum amount that we can borrow under our Credit Facility is limited to the lesser of $190 million ($70 million on the Term Loan and the $120 million commitment on the Revolving Credit Facility) and our borrowing base. Our borrowing base, subject to certain limitations, is generally calculated by multiplying the fair value of each of our investments by an advance rate. The total contribution to our borrowing base from private MLPs is limited to no more than 25% of the total borrowing base, and the contribution to our borrowing base from any single issuer of quoted securities and non-quoted securities is limited to no more than 12.5% and 7.5%, respectively, of the total borrowing base.

As of May 31, 2017, our total borrowings under our Credit Facility of $75 million represented 49% of the borrowing base of $154 million (49% of the borrowing base of $152 million attributable to quoted securities). As of July 21, 2017, we had $70 million borrowed on the Term Loan (at an interest rate of 2.58%) and $1 million borrowed under the Revolving Credit Facility ($119 million of undrawn capacity) at an interest rate of 2.83%. Our total borrowings of $71 million represented 47% of the borrowing base of $152 million (47% of the borrowing base of $150 million attributable to quoted securities). As of this same date, we had $1 million of cash and cash equivalents.

At May 31, 2017, our asset coverage ratios under the Investment Company Act of 1940, as amended (the “1940 Act”), were 398% for debt and 298% for total leverage (debt plus preferred stock). Our target asset coverage ratio with respect to our debt is 385%. At times we may be above or below this target depending upon market conditions as well as certain other factors, including our target total leverage asset coverage ratio of 290% and the basic maintenance amount as stated in our rating agency guidelines.

At May 31, 2017, our total leverage consisted of both fixed rate (25%) and floating rate (75%) obligations. At such date, the weighted average interest/dividend rate on our total leverage was 3.00%.

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY

PORTFOLIO SUMMARY

(UNAUDITED)

Portfolio of Long-Term Investments by Category

May 31, 2017	November 30, 2016

Top 10 Holdings by Issuer

		Percent of Long-Term Investments as of
Holding	Category	May 31, 2017	November 30, 2016
1. Energy Transfer Partners, L.P.(1)	Midstream MLP	13.4%	10.2%
2. Williams Partners L.P.	Midstream MLP	9.4	9.4
3. ONEOK Partners, L.P.(2)	Midstream MLP	7.5	8.5
4. Western Gas Partners, LP	Midstream MLP	7.3	7.6
5. Enterprise Products Partners L.P.	Midstream MLP	7.3	6.8
6. Targa Resources Corp.	Midstream Company	5.6	6.8
7. MPLX LP	Midstream MLP	3.9	3.8
8. Tallgrass Energy Partners, LP	Midstream MLP	3.5	3.3
9. Plains GP Holdings, L.P.(3)	Midstream MLP	3.4	3.7
10. Tesoro Logistics LP	Midstream MLP	3.4	2.9

(1)	On April 28, 2017, Energy Transfer Partners, L.P. (“ETP”) and Sunoco Logistics Partners L.P. (“SXL”) completed a unit-for-unit merger. As of November 30, 2016, our combined investment in ETP and SXL represented 14.6% of long-term investments.

(2)	On June 30, 2017, ONEOK, Inc. (“OKE”) and ONEOK Partners, L.P. (“OKS”) completed the previously announced stock-for-unit merger. As of May 31, 2017 and November 30, 2016, the Company did not own any OKE shares.

(3)	Our investment includes our holdings of Plains GP Holdings, L.P. (“PAGP”) and our interest in Plains AAP, L.P. (“PAGP-AAP”). Our ownership of PAGP-AAP is exchangeable on a one-for-one basis into either PAGP shares or Plains All American Pipeline, L.P. units at our option.

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY

SCHEDULE OF INVESTMENTS

MAY 31, 2017

(amounts in 000’s, except number of option contracts)

(UNAUDITED)

Description	No. of Shares/Units	Value
Long-Term Investments — 164.2%
Equity Investments(1) — 164.2%
Midstream MLP — 149.1%
Antero Midstream Partners LP	57	$1,968
Arc Logistics Partners LP	366	5,180
Buckeye Partners, L.P.	145	9,305
Cheniere Energy Partners, L.P.	32	1,035
Crestwood Equity Partners LP	102	2,325
DCP Midstream, LP	259	8,765
Dominion Midstream Partners, LP	58	1,664
Dominion Midstream Partners, LP — Convertible Preferred Units(2)(3)(4)	106	3,214
Enbridge Energy Partners, L.P.	301	4,985
Energy Transfer Partners, L.P.	2,011	43,759
EnLink Midstream Partners, LP	423	7,180
Enterprise Products Partners L.P.(5)	883	23,676
EQT Midstream Partners, LP	84	6,159
Global Partners LP	297	5,576
Hess Midstream Partners LP(6)	17	388
Magellan Midstream Partners, L.P.	62	4,530
MPLX LP	383	12,652
NGL Energy Partners LP	285	3,872
NuStar Energy L.P.	60	2,735
ONEOK Partners, L.P.(7)(8)	502	24,563
PBF Logistics LP	178	3,491
Phillips 66 Partners LP	70	3,471
Plains All American Pipeline, L.P.(8)	387	10,254
Plains GP Holdings, L.P.(8)	70	1,867
Plains GP Holdings, L.P. — Plains AAP, L.P.(3)(8)(9)	345	9,194
Shell Midstream Partners, L.P.	186	5,540
Spectra Energy Partners, LP	110	4,750
Sprague Resources LP	99	2,514
Summit Midstream Partners, LP	120	2,767
Tallgrass Energy Partners, LP	227	11,255
TC PipeLines, LP	27	1,491
Tesoro Logistics LP	206	10,914
Western Gas Partners, LP	428	23,862
Williams Partners L.P.(10)	784	30,724

		295,625

Midstream Company — 10.7%
Kinder Morgan, Inc.	54	1,011
Tallgrass Energy GP, LP	79	2,033
Targa Resources Corp.	396	18,168

		21,212

Shipping MLP — 4.4%
Capital Product Partners L.P. — Class B Units(2)(3)(11)	606	4,436
Golar LNG Partners LP	220	4,347

		8,783

Total Long-Term Investments — 164.2% (Cost — $286,780)		325,620

See accompanying notes to financial statements.

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY

SCHEDULE OF INVESTMENTS

MAY 31, 2017

(amounts in 000’s, except number of option contracts)

(UNAUDITED)

Description	Strike Price	Expiration Date	No. of Contracts	Value
Liabilities
Call Option Contracts Written(12)
Midstream MLP
Williams Partners L.P. (Premium Received — $27)	$40.00	6/16/17	300	$(12)
Debt				(75,000)
Mandatory Redeemable Preferred Stock at Liquidation Value				(25,000)
Deferred Income Tax Liability				(38,285)
Income Tax Receivable				11,500
Other Liabilities in Excess of Other Assets				(544)

Net Assets Applicable to Common Stockholders				$198,279

(1)	Unless otherwise noted, equity investments are common units/common shares.

(2)	Fair valued security. See Notes 2 and 3 in Notes to Financial Statements.

(3)	The Company’s ability to sell this security is subject to certain legal or contractual restrictions. As of May 31, 2017, the aggregate value of restricted securities held by the Company was $16,844 (5.0% of total assets). See Note 7 — Restricted Securities.

(4)	On December 1, 2016, the Company purchased, in a private placement, Series A Convertible Preferred Units (“DM Convertible Preferred Units”) from Dominion Midstream Partners, LP (“DM”). The DM Convertible Preferred Units are senior to the common units in terms of liquidation preference and priority of distributions and pay a quarterly distribution of $0.3135 per unit for the first two years and thereafter will pay the higher of (a) $0.3135 per unit or (b) the distribution that the DM Convertible Preferred Units would receive on an as converted basis. For the first two years, the distribution may be paid, at DM’s option, in cash or in units. After two years, the distribution will be paid in cash. The DM Convertible Preferred Units are subject to a lock-up agreement through December 1, 2017. Holders of the DM Convertible Preferred Units may convert on a one-for-one basis to DM common units any time after December 1, 2018.

(5)	In lieu of cash distributions, the Company has elected to receive distributions in additional units through the partnership’s dividend reinvestment program.

(6)	Security is not currently paying cash distributions but is expected to pay cash distributions within the next 12 months.

(7)	On June 30, 2017, ONEOK, Inc. (“OKE”) and ONEOK Partners, L.P. (“OKS”) completed the previously announced stock-for-unit merger.

(8)	The Company believes that it is an affiliate of Plains All American Pipeline, L.P. (“PAA”), Plains GP Holdings, L.P. (“PAGP”) and Plains AAP, L.P. (“PAGP-AAP”). The Company does not believe that it is an affiliate of OKE or OKS. See Note 5 — Agreements and Affiliations.

(9)	The Company’s ownership of PAGP-AAP is exchangeable on a one-for-one basis into either PAGP shares or PAA units at the Company’s option. The Company values its PAGP-AAP investment on an “as exchanged” basis based on the higher public market value of either PAGP or PAA. As of May 31, 2017, the Company’s PAGP-AAP investment is valued at PAGP’s closing price. See Notes 3 and 7 in Notes to Financial Statements.

See accompanying notes to financial statements.

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY

SCHEDULE OF INVESTMENTS

MAY 31, 2017

(amounts in 000’s, except number of option contracts)

(UNAUDITED)

(10)	Security or a portion thereof is segregated as collateral on option contracts written.

(11)	Class B Units are convertible on a one-for-one basis into common units of Capital Product Partners L.P. (“CPLP”) and are senior to the common units in terms of liquidation preference and priority of distributions (liquidation preference of $9.00 per unit). The Class B Units pay quarterly cash distributions and are convertible at any time at the option of the holder. The Class B Units paid a distribution of $0.21375 per unit for the second quarter.

(12)	Security is non-income producing.

See accompanying notes to financial statements.

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY

STATEMENT OF ASSETS AND LIABILITIES

MAY 31, 2017

(amounts in 000’s, except share and per share amounts)

(UNAUDITED)

ASSETS
Investments, at fair value:
Non-affiliated (Cost — $275,826)	$304,305
Affiliated (Cost — $10,954)	21,315

Total investments (Cost — $286,780)	325,620
Cash	505
Deposits with brokers	45
Receivable for securities sold	8
Dividends and distributions receivable	87
Deferred credit facility offering costs and other assets	419
Income tax receivable	11,500

Total Assets	338,184

LIABILITIES
Investment management fee payable	1,094
Call option contracts written (Premiums received — $27)	12
Accrued directors’ fees and expenses	63
Accrued expenses and other liabilities	622
Deferred income tax liability	38,285
Revolving credit facility	5,000
Term loan	70,000
Unamortized term loan issuance costs	(92)
Mandatory redeemable preferred stock, $25.00 liquidation value per share (1,000,000 shares issued and outstanding)	25,000
Unamortized mandatory redeemable preferred stock issuance costs	(79)

Total Liabilities	139,905

NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS	$198,279

NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS CONSIST OF
Common stock, $0.001 par value (199,000,000 shares authorized; 10,741,760 shares issued and outstanding)	$11
Paid-in capital	182,086
Accumulated net investment loss, net of income taxes, less dividends	(113,493)
Accumulated net realized gains on investments, net of income taxes	104,932
Net unrealized gains on investments, net of income taxes	24,743

NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS	$198,279

NET ASSET VALUE PER COMMON SHARE	$18.46

See accompanying notes to financial statements.

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY

STATEMENT OF OPERATIONS

(amounts in 000’s)

(UNAUDITED)

	For the Three Months Ended May 31, 2017	For the Six Months Ended May 31, 2017
INVESTMENT INCOME
Income
Dividends and distributions:
Non-affiliated investments	$5,708	$11,817
Affiliated investments	441	826

Total dividends and distributions	6,149	12,643
Return of capital	(5,570)	(11,271)
Distributions in excess of cost basis	(25)	(49)

Net dividends and distributions	554	1,323

Total Investment Income	554	1,323

Expenses
Investment management fees, before investment management fee waiver	1,506	2,984
Professional fees	125	232
Directors’ fees and expenses	66	126
Administration fees	30	63
Insurance	18	36
Custodian fees	17	34
Other expenses	68	127

Total Expenses — before fee waiver, interest expense and preferred distributions	1,830	3,602

Investment management fee waiver	(412)	(816)
Interest expense and amortization of offering costs	703	1,331
Distributions on mandatory redeemable preferred stock and amortization of offering costs	217	435

Total Expenses — before taxes	2,338	4,552

Net Investment Loss — Before Taxes	(1,784)	(3,229)
Current income tax expense	(673)	(1,027)
Deferred income tax benefit	1,217	2,034

Net Investment Loss	(1,240)	(2,222)

REALIZED AND UNREALIZED GAINS (LOSSES)
Net Realized Gains
Investments — non-affiliated	973	4,916
Options	18	18
Current income tax benefit	672	1,780
Deferred income tax expense	(974)	(3,526)

Net Realized Gains	689	3,188

Net Change in Unrealized Gains (Losses)
Investments — non-affiliated	(26,768)	6,722
Investments — affiliated	(4,297)	(4,982)
Options	15	172
Deferred income tax benefit (expense )	11,390	(677)

Net Change in Unrealized Gains	(19,660)	1,235

Net Realized and Unrealized Gains (Losses)	(18,971)	4,423

NET INCREASE (DECREASE) IN NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS RESULTING FROM OPERATIONS	$(20,211)	$2,201

See accompanying notes to financial statements.

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY

STATEMENT OF CHANGES IN NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS

(amounts in 000’s, except share amounts)

	For the Six Months Ended May 31, 2017 (Unaudited)		For the Fiscal Year Ended November 30, 2016
OPERATIONS
Net investment loss, net of tax(1)	$(2,222)		$(4,190)
Net realized gains (losses), net of tax	3,188		(676)
Net change in unrealized gains, net of tax	1,235		28,381

Net Increase in Net Assets Resulting from Operations	2,201		23,515

DIVIDENDS AND DISTRIBUTIONS TO COMMON STOCKHOLDERS(1)
Dividends	(1,705	)(2)	(2,022	)(3)
Distributions — return of capital	(7,722	)(2)	(18,434	)(3)

Dividends and Distributions to Common Stockholders	(9,427)		(20,456)

CAPITAL STOCK TRANSACTIONS
Issuance of 43,309 shares of common stock	—		670	(4)
Issuance of 37,051 and 86,861 shares of common stock from reinvestment of dividends and distributions, respectively	670		1,377

Net Increase in Net Assets Applicable to Common Stockholders from Capital Stock Transactions	670		2,047

Total Increase (Decrease) in Net Assets Applicable to Common Stockholders	(6,556)		5,106

NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS
Beginning of period	204,835		199,729

End of period	$198,279		$204,835

(1)	Distributions on the Company’s mandatory redeemable preferred stock (“MRP Shares”) are treated as an operating expense under GAAP and are included in the calculation of net investment loss. See Note 2 – Significant Accounting Policies. Distributions in the amount of $421 paid to holders of MRP Shares during the six months ended May 31, 2017 are estimated to be characterized as dividends (eligible to be treated as qualified dividend income). This estimate is based solely on the Company’s operating results during the period and does not reflect the expected results during the remainder of the fiscal year. The actual characterization of the MRP Shares distributions made during the period will not be determinable until after the end of the fiscal year when the Company can determine its earnings and profits. Therefore, the characterization may differ from the preliminary estimates. Distributions in the amount of $842 paid to holders of MRP Shares for the fiscal year ended November 30, 2016 were characterized as dividends (eligible to be treated as qualified dividend income). This characterization is based on the Company’s earnings and profits.

(2)	The characterization of the distributions paid to common stockholders for the six months ended May 31, 2017 as either dividends (eligible to be treated as qualified dividend income) or distributions (return of capital) is based solely on the Company’s operating results during the period and does not reflect the

See accompanying notes to financial statements.

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY

STATEMENT OF CHANGES IN NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS

(amounts in 000’s, except share amounts)

expected results during the remainder of the fiscal year. The actual characterization of the common stock distributions made during the period will not be determinable until after the end of the fiscal year when the Company can determine its earnings and profits. Therefore, the characterization may differ from the preliminary estimates.

(3)	Distributions paid to common stockholders for the fiscal year ended November 30, 2016 were characterized as either dividends (eligible to be treated as qualified dividend income) or distributions (return of capital). This characterization is based on the Company’s earnings and profits.

(4)	On December 17, 2015, the Company’s investment advisor, KA Fund Advisors, LLC, purchased $670 of newly issued shares funded in part with the after-tax management fees received during the fourth quarter of fiscal 2015.

See accompanying notes to financial statements.

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY

STATEMENT OF CASH FLOWS

FOR THE SIX MONTHS ENDED MAY 31, 2017

(amounts in 000’s)

(UNAUDITED)

CASH FLOWS FROM OPERATING ACTIVITIES
Net increase in net assets resulting from operations	$2,201
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities:
Return of capital distributions	11,271
Distributions in excess of cost basis	49
Net realized gains	(4,934)
Net change in unrealized gains	(1,912)
Purchase of long-term investments	(24,922)
Proceeds from sale of long-term investments	18,594
Decrease in deposits with brokers	79
Decrease in receivable for securities sold	2,430
Increase in dividends and distributions receivable	(1)
Amortization of debt offering costs	308
Amortization of mandatory redeemable preferred stock offering costs	14
Decrease in prepaid expenses and other assets	13
Decrease in income tax receivable	6,284
Increase in investment management fee payable	71
Decrease in call options written	(97)
Increase in accrued directors’ fees and expenses	2
Decrease in accrued expenses and other liabilities	(38)
Increase in deferred income tax liability	2,169

Net Cash Provided by Operating Activities	11,581

CASH FLOWS FROM FINANCING ACTIVITIES
Decrease in borrowings under credit facility	(3,000)
Cash distributions paid to common stockholders	(8,757)

Net Cash Used in Financing Activities	(11,757)

NET DECREASE IN CASH	(176)
CASH — BEGINNING OF PERIOD	681

CASH — END OF PERIOD	$505

Supplemental disclosure of cash flow information:

Non-cash financing activities not included herein consisted of reinvestment of distributions pursuant to the Company’s dividend reinvestment plan of $670.

During the six months ended May 31, 2017, there were $39 of state income tax refunds received and $6,999 of federal income tax refunds received. The Company paid interest of $1,020 on its debt obligations.

During the six months ended May 31, 2017, the Company received $710 of non-cash dividends and distributions. See Note 2 — Significant Accounting Policies.

See accompanying notes to financial statements.

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY

FINANCIAL HIGHLIGHTS

(amounts in 000’s, except share and per share amounts)

	For the Six Months Ended May 31, 2017 (Unaudited)		For the Fiscal Year Ended November 30,
			2016	2015	2014
Per Share of Common Stock(1)
Net asset value, beginning of period	$19.14		$18.89	$33.14	$29.96
Net investment income (loss)(2)	(0.21)		(0.39)	(0.20)	(0.15)
Net realized and unrealized gain (loss) on investments	0.41		2.57	(11.94)	5.38
Net change in unrealized losses — conversion to taxable corporation	—		—	—	—

Total income (loss) from investment operations	0.20		2.18	(12.14)	5.23

Common dividends(3)	(0.16)		(0.19)	(2.11)	(2.04)
Common distributions from net realized long-term capital gains(3)(4)	—		—	—	—
Common distributions — return of capital(3)	(0.72)		(1.73)	—	—

Total dividends and distributions — common	(0.88)		(1.92)	(2.11)	(2.04)

Effect of common shares issued in reinvestment of distributions	—		(0.01)	—	(0.01)

Net asset value, end of period	$18.46		$19.14	$18.89	$33.14

Market value per share of common stock, end of period	$18.42		$19.48	$17.39	$34.99

Total investment return based on common stock market value(5)	(0.8	)%(6)	26.1%	(46.1)%	30.2%
Total investment return based on net asset value(7)	1.2	%(6)	14.1%	(38.1)%	18.1%
Supplemental Data and Ratios(8)
Net assets applicable to common stockholders, end of period	$198,279		$204,835	$199,729	$348,496
Ratio of expenses to average net assets:
Management fees	2.8%		2.7%	2.7%	2.7%
Other expenses	0.6		0.6	0.4	0.4

Subtotal	3.4		3.3	3.1	3.1
Interest expense and distributions on mandatory redeemable preferred stock(2)	1.7		1.7	1.0	0.7
Management fee waivers	(0.8)		(0.7)	(0.7)	(0.4)
Income tax expense(9)	0.7	(6)	7.4	—	9.0

Total expenses(10)	5.0%		11.7%	3.4%	12.4%

Ratio of net investment income (loss) to average net assets(2)	(2.1)%		(2.2)%	(0.8)%	(0.4)%
Net increase (decrease) in net assets to common stockholders resulting from operations to average net assets	1.0	%(6)	12.2%	(45.4)%	15.2%
Portfolio turnover rate	5.4	%(6)	37.8%	21.4%	31.4%
Average net assets	$212,703		$192,333	$282,058	$360,463
Credit facility outstanding, end of period(11)	$5,000		$8,000	$1,000	$44,000
Term loan outstanding, end of period(11)	$70,000		$70,000	$70,000	$70,000
Mandatory redeemable preferred stock, end of period(11)	$25,000		$25,000	$25,000	$—
Average shares of common stock outstanding	10,722,876		10,663,300	10,542,233	10,489,146
Asset coverage of total debt(12)	397.7%		394.7%	416.5%	405.7%
Asset coverage of total leverage (debt and preferred stock)(13)	298.3%		298.9%	308.1%	405.7%
Average amount of borrowings outstanding per share of common stock during the period	$7.14		$6.86	$7.62	$9.16

See accompanying notes to financial statements.

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY

FINANCIAL HIGHLIGHTS

(amounts in 000’s, except share and per share amounts)

	For the Fiscal Year Ended November 30,
	2013	2012	2011	2010
Per Share of Common Stock(1)
Net asset value, beginning of period	$23.74	$23.01	$20.56	$16.58
Net investment income (loss)(2)	(0.14)	0.08	0.25	(0.18)
Net realized and unrealized gain (loss) on investments	8.13	2.27	3.60	5.39
Net change in unrealized losses — conversion to taxable corporation	—	—	—	—

Total income (loss) from investment operations	7.99	2.35	3.85	5.21

Common dividends(3)	(1.76)	(1.62)	(1.37)	(0.51)
Common distributions from net realized long-term capital gains(3)(4)	—	—	—	—
Common distributions — return of capital(3)	—	—	—	(0.69)

Total dividends and distributions — common	(1.76)	(1.62)	(1.37)	(1.20)

Effect of common shares issued in reinvestment of distributions	(0.01)	—	(0.03)	(0.03)

Net asset value, end of period	$29.96	$23.74	$23.01	$20.56

Market value per share of common stock, end of period	$28.70	$26.01	$20.21	$18.21

Total investment return based on common stock market value(5)	18.1%	37.8%	19.3%	45.8%
Total investment return based on net asset value(7)	35.1%	10.5%	20.3%	34.3%
Supplemental Data and Ratios(8)
Net assets applicable to common stockholders, end of period	$313,404	$247,017	$238,030	$211,041
Ratio of expenses to average net assets:
Management fees	2.5%	2.4%	2.4%	2.1%
Other expenses	0.5	0.6	0.7	1.0

Subtotal	3.0	3.0	3.1	3.1
Interest expense and distributions on mandatory redeemable preferred stock(2)	0.8	0.9	0.8	0.9
Management fee waivers	(0.1)	—	—	—
Income tax expense(9)	17.1	5.6	10.0	16.3

Total expenses(10)	20.8%	9.5%	13.9%	20.3%

Ratio of net investment income (loss) to average net assets(2)	(0.5)%	0.3%	1.1%	(1.0)%
Net increase (decrease) in net assets to common stockholders resulting from operations to average net assets	29.2%	9.9%	17.1%	28.3%
Portfolio turnover rate	38.4%	34.6%	68.1%	33.4%
Average net assets	$284,880	$246,183	$231,455	$188,307
Credit facility outstanding, end of period(11)	$85,000	$72,000	$77,000	$57,000
Term loan outstanding, end of period(11)	$—	$—	$—	$—
Mandatory redeemable preferred stock, end of period(11)	$—	$—	$—	$—
Average shares of common stock outstanding	10,430,618	10,372,215	10,301,878	10,212,289
Asset coverage of total debt(12)	468.7%	443.1%	409.1%	470.2%
Asset coverage of total leverage (debt and preferred stock)(13)	468.7%	443.1%	409.1%	470.2%
Average amount of borrowings per share of common stock during the period	$7.46	$7.54	$6.07	$5.38

See accompanying notes to financial statements.

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY

FINANCIAL HIGHLIGHTS

(amounts in 000’s, except share and per share amounts)

	For the Fiscal Year Ended November 30,
	2009	2008	2007
Per Share of Common Stock(1)
Net asset value, beginning of period	$16.10	$23.95	$24.03
Net investment income (loss)(2)	0.10	0.09	0.08
Net realized and unrealized gain (loss) on investments	1.68	(5.89)	1.18
Net change in unrealized losses — conversion to taxable corporation	—	(0.38)	—

Total income (loss) from investment operations	1.78	(6.18)	1.26

Common dividends(3)	—	—	(0.95)
Common distributions from net realized long-term capital gains(3)(4)	—	—	(0.15)
Common distributions — return of capital(3)	(1.30)	(1.67)	(0.24)

Total dividends and distributions — common	(1.30)	(1.67)	(1.34)

Effect of common shares issued in reinvestment of distributions	—	—	—

Net asset value, end of period	$16.58	$16.10	$23.95

Market value per share of common stock, end of period	$13.53	$9.63	$23.14

Total investment return based on common stock market value(5)	56.0%	(54.8)%	9.3%
Total investment return based on net asset value(7)	14.4%	(27.0)%	5.1%
Supplemental Data and Ratios(8)
Net assets applicable to common stockholders, end of period	$168,539	$162,687	$240,758
Ratio of expenses to average net assets:
Management fees	2.0%	0.4%	3.1%
Other expenses	1.3	1.1	0.9

Subtotal	3.3	1.5	4.0
Interest expense and distributions on mandatory redeemable preferred stock(2)	0.8	2.0	1.0
Management fee waivers	—	—	(0.4)
Income tax expense(9)	6.9	—	0.8

Total expenses(10)	11.0%	3.5%	5.4%

Ratio of net investment income (loss) to average net assets(2)	0.7%	0.4%	0.3%
Net increase (decrease) in net assets to common stockholders resulting from operations to average net assets	11.3%	(29.5)%	5.1%
Portfolio turnover rate	20.9%	27.0%	28.8%
Average net assets	$160,847	$211,531	$246,468
Credit facility outstanding, end of period(11)	$56,000	$57,000	$99,000
Term loan outstanding, end of period(11)	$—	$—	$—
Mandatory redeemable preferred stock, end of period(11)	$—	$—	$—
Average shares of common stock outstanding	10,116,071	10,073,398	10,014,496
Asset coverage of total debt(12)	—	—	—
Asset coverage of total leverage (debt and preferred stock)(13)	—	—	—
Average amount of borrowings per share of common stock during the period	$5.28	$7.50	$3.25

See accompanying notes to financial statements.

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY

FINANCIAL HIGHLIGHTS

(amounts in 000’s, except share and per share amounts)

(1)	Based on average shares of common stock outstanding.

(2)	Distributions on the Company’s MRP Shares are treated as an operating expense under GAAP and are included in the calculation of net investment income (loss). See Note 2 — Significant Accounting Policies.

(3)	The characterization of the distributions paid for the six months ended May 31, 2017 is based solely on the Company’s operating results during the period and does not reflect the expected results during the remainder of the fiscal year. The information presented for each of the other periods is a characterization of the total distributions paid to common stockholders as either a dividend (eligible to be treated as qualified dividend income) or a distribution (long-term capital gains or return of capital) and is based on the Company’s earnings and profits.

(4)	For the fiscal year ended November 30, 2007 and prior periods, the Company was treated as a regulated investment company under the U.S. Internal Revenue Code of 1986, as amended. Since December 1, 2007, the Company has been taxed as a corporation, and, as a result, the categorization of distributions from net realized long-term capital gains is no longer applicable.

(5)	Total investment return based on market value is calculated assuming a purchase of common stock at the market price on the first day and a sale at the current market price on the last day of the period reported. The calculation also assumes reinvestment of distributions, if any, at actual prices pursuant to the Company’s dividend reinvestment plan.

(6)	Not annualized.

(7)	Total investment return based on net asset value is calculated assuming a purchase of common stock at the net asset value on the first day and a sale at the net asset value on the last day of the period reported. The calculation also assumes reinvestment of distributions at actual prices pursuant to the Company’s dividend reinvestment plan.

(8)	Unless otherwise noted, ratios are annualized.

(9)	For the fiscal years ended November 30, 2015 and 2008, the Company reported a net income tax benefit of $76,311 (27.1% of average net assets) and $33,264 (15.7% of average net assets), respectively, primarily related to unrealized losses on investments. The income tax expense is assumed to be 0% because the Company reported a net income tax benefit during the year.

(10)	For the fiscal year ended November 30, 2008, total expenses exclude 0.4% relating to bad debt expense for the ratio of expenses to average net assets.

(11)	Principal / liquidation value.

(12)	Calculated pursuant to section 18(a)(1)(A) of the 1940 Act. Represents the value of total assets less all liabilities not represented by senior securities representing indebtedness (principal value) and MRP Shares (liquidation value) divided by senior securities representing indebtedness (principal value). Under the 1940 Act, the Company may not declare or make any distribution on its common stock nor can it incur additional indebtedness if at the time of such declaration or incurrence its asset coverage with respect to senior securities representing indebtedness would be less than 300%. For purposes of this test, the Revolving Credit Facility and Term Loan are considered senior securities representing indebtedness. Prior to July 7, 2010, the Company was a business development company under the 1940 Act and not subject to the requirements of section 18(a)(1)(A) for the asset coverage of total debt disclosure.

(13)	Calculated pursuant to section 18(a)(2)(A) of the 1940 Act. Represents the value of total assets less all liabilities not represented by any other senior securities representing indebtedness (principal value) and MRP Shares (liquidation value) divided by the aggregate amount of any other senior securities representing indebtedness (principal value) and MRP Shares (liquidation value). Under the 1940 Act, the Company may not declare or make any distribution on its common stock nor can it issue additional preferred stock if at the

See accompanying notes to financial statements.

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY

FINANCIAL HIGHLIGHTS

(amounts in 000’s, except share and per share amounts)

time of such declaration or issuance, its asset coverage with respect to all senior securities would be less than 200%. In addition to the limitations under the 1940 Act, the Company, under the terms of its MRP Shares, would not be able to declare or pay any distributions on its common stock if such declaration would cause its asset coverage with respect to all senior securities to be less than 225%. For purposes of these tests, the Credit Facility and the Term Loan are considered senior securities representing indebtedness. Prior to July 7, 2010, the Company was a business development company under the 1940 Act and not subject to the requirements of section 18(a)(2)(A) for the asset coverage of total debt and preferred stock disclosure.

See accompanying notes to financial statements.

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

1.	Organization

Kayne Anderson Energy Development Company (the “Company”) was organized as a Maryland corporation on May 24, 2006. The Company is an externally managed, non-diversified closed-end management investment company. The Company commenced investment operations on September 21, 2006. The Company’s shares of common stock are listed on the New York Stock Exchange (“NYSE”) under the symbol “KED.” The Company is taxed as a corporation. See Note 6 — Income Taxes.

The Company’s investment objective is to generate both current income and capital appreciation primarily through equity and debt investments. The Company seeks to achieve this objective by investing at least 80% of its total assets in securities of companies that derive the majority of their revenue from activities in the energy industry (“Energy Companies”), including: (a) Midstream Energy Companies, which are businesses that operate assets used to gather, transport, process, treat, terminal and store natural gas, natural gas liquids, propane, crude oil or refined petroleum products; (b) Upstream Energy Companies, which are businesses engaged in the exploration, extraction and production of natural resources, including natural gas, natural gas liquids and crude oil, from onshore and offshore geological reservoirs; and (c) Other Energy Companies, which are businesses engaged in owning, leasing, managing, producing, processing and selling of coal and coal reserves; the marine transportation of crude oil, refined petroleum products, liquefied natural gas, as well as other energy-related natural resources using tank vessels and bulk carriers; and refining, marketing and distributing refined energy products, such as motor gasoline and propane, to retail customers and industrial end-users. A majority of the Company’s investments are in entities structured as master limited partnerships (“MLPs”), including both publicly-traded MLPs and private MLPs, which are structured much like publicly-traded MLPs.

2.	Significant Accounting Policies

The following is a summary of the significant accounting policies that the Company uses to prepare its financial statements in accordance with accounting principles generally accepted in the United States of America (“GAAP”). The Company is an investment company and follows accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC) Topic 946 — “Financial Services — Investment Companies.”

A. Use of Estimates — The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the period. Actual results could differ materially from those estimates.

B. Cash and Cash Equivalents — Cash and cash equivalents include short-term, liquid investments with an original maturity of three months or less and include money market fund accounts.

C. Calculation of Net Asset Value — The Company determines its net asset value on a daily basis and reports its net asset value on its website. Net asset value is computed by dividing the value of the Company’s assets (including accrued interest and distributions and current and deferred income tax assets), less all of its liabilities (including accrued expenses, distributions payable, current and deferred accrued income taxes, and any borrowings) and the liquidation value of any outstanding preferred stock by the total number of common shares outstanding.

D. Investment Valuation — Readily marketable portfolio securities listed on any exchange other than the NASDAQ Stock Market, Inc. (“NASDAQ”) are valued, except as indicated below, at the last sale price on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the most recent bid and ask prices on such day. Securities admitted to trade on the NASDAQ are valued at the NASDAQ official closing price. Portfolio securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined at the close of the exchange representing the principal market for such securities.

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

Equity securities traded in the over-the-counter market, but excluding securities admitted to trading on the NASDAQ, are valued at the closing bid prices. Debt securities that are considered bonds are valued by using the mean of the bid and ask prices provided by an independent pricing service or, if such prices are not available or in the judgment of KA Fund Advisors, LLC (“KAFA”) such prices are stale or do not represent fair value, by an independent broker. For debt securities that are considered bank loans, the fair market value is determined by using the mean of the bid and ask prices provided by the agent or syndicate bank or principal market maker. When price quotes for securities are not available, or such prices are stale or do not represent fair value in the judgment of KAFA, fair market value will be determined using the Company’s valuation process for securities that are privately issued or otherwise restricted as to resale.

Exchange-traded options and futures contracts are valued at the last sales price at the close of trading in the market where such contracts are principally traded or, if there was no sale on the applicable exchange on such day, at the mean between the quoted bid and ask price as of the close of such exchange.

The Company holds securities that are privately issued or otherwise restricted as to resale. For these securities, as well as any security for which (a) reliable market quotations are not available in the judgment of KAFA, or (b) the independent pricing service or independent broker does not provide prices or provides a price that in the judgment of KAFA is stale or does not represent fair value, shall each be valued in a manner that most fairly reflects fair value of the security on the valuation date. Unless otherwise determined by the Board of Directors, the following valuation process is used for such securities:

•

Investment Team Valuation.    The applicable investments are valued by senior professionals of KAFA who are responsible for the portfolio investments. The investments will be valued monthly with new investments valued at the time such investment was made.

•

Investment Team Valuation Documentation.    Preliminary valuation conclusions will be determined by senior management of KAFA. Such valuations and supporting documentation are submitted to the Valuation Committee (a committee of the Company’s Board of Directors) and the Board of Directors on a quarterly basis.

•

Valuation Committee.    The Valuation Committee meets to consider the valuations submitted by KAFA at the end of each quarter. Between meetings of the Valuation Committee, a senior officer of KAFA is authorized to make valuation determinations. All valuation determinations of the Valuation Committee are subject to ratification by the Board of Directors at its next regular meeting.

•

Valuation Firm.    Quarterly, a third-party valuation firm engaged by the Board of Directors reviews the valuation methodologies and calculations employed for these securities, unless the aggregate fair value of such security is less than 0.1% of total assets.

•

Board of Directors Determination.    The Board of Directors meets quarterly to consider the valuations provided by KAFA and the Valuation Committee and ratify valuations for the applicable securities. The Board of Directors considers the report provided by the third-party valuation firm in reviewing and determining in good faith the fair value of the applicable portfolio securities.

At May 31, 2017, the Company held 3.9% of its net assets applicable to common stockholders (2.3% of total assets) in securities that were fair valued pursuant to the procedures adopted by the Board of Directors. The aggregate fair value of these securities at May 31, 2017 was $7,650. See Note 3 — Fair Value and Note 7 — Restricted Securities.

E. Security Transactions — Security transactions are accounted for on the date the securities are purchased or sold (trade date). Realized gains and losses are calculated using the specific identification cost basis method for GAAP purposes. For tax purposes, the Company utilizes the average cost method to compute the adjusted tax cost basis of its MLP securities.

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

F. Return of Capital Estimates — Distributions received from the Company’s investments in MLPs and other securities generally are comprised of income and return of capital. The Company records investment income and return of capital based on estimates made at the time such distributions are received. The Company estimates that 93% of distributions received from its MLP investments were return of capital distributions. This estimate is adjusted to actual in the subsequent fiscal year when tax reporting information related to the Company’s MLP investments is received. Such estimates for MLPs and other investments are based on historical information available from each investment and other industry sources.

The return of capital portion of the distributions is a reduction to investment income that results in an equivalent reduction in the cost basis of the associated investments and increases net realized gains (losses) and net change in unrealized gains (losses). If the distributions received by the Company exceed its cost basis (i.e. its cost basis has been reduced to zero), the distributions are treated as realized gains.

The Company includes all distributions received on its Statement of Operations and reduces its investment income by (i) the estimated return of capital and (ii) the distributions in excess of cost basis, if any. For the six months ended May 31, 2017, the Company estimated $11,271 of return of capital and $49 of distributions that were in excess of cost basis. The distributions that were in excess of cost basis were treated as realized gains.

In accordance with GAAP, the return of capital cost basis reductions for the Company’s MLP investments are limited to the total amount of the cash distributions received from such investments. For income tax purposes, the cost basis reductions for the Company’s MLP investments typically exceed cash distributions received from such investments due to allocated losses from these investments. See Note 6 — Income Taxes. The following table sets forth the estimated total return of capital portion of the dividends and distributions received that are attributable to net realized gains (losses) and net change in unrealized gains (losses).

	For the Three Months Ended May 31, 2017	For the Six Months Ended May 31, 2017
Return of capital portion of dividends and distributions received	91%	89%
Return of capital — attributable to net realized gains (losses)	$220	$261
Return of capital — attributable to net change in unrealized gains (losses)	5,350	11,010

Total return of capital	$5,570	$11,271

G. Investment Income — The Company records dividends and distributions on the ex-dividend date. Interest income is recognized on the accrual basis, including amortization of premiums and accretion of discounts to the extent that such amounts are expected to be collected. When investing in securities with payment in-kind interest, the Company will accrue interest income during the life of the security even though it will not be receiving cash as the interest is accrued. To the extent that interest income to be received is not expected to be realized, a reserve against income is established.

Certain of the Company’s debt securities may be purchased at a discount or premium to the par value of the security. The non-cash accretion of a discount to par value increases interest income while the non-cash amortization of a premium to par value decreases interest income. The accretion of a discount and amortization of a premium are based on the effective interest method. The amount of these non-cash adjustments can be found in the Company’s Statement of Cash Flows. The non-cash accretion of a discount increases the cost basis of the debt security, which results in an offsetting unrealized loss. The non-cash amortization of a premium decreases the cost basis of the debt security which results in an offsetting unrealized gain. To the extent that par value is not expected to be realized, the Company discontinues accruing the non-cash accretion of the discount to par value of the debt security.

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

The Company may receive paid-in-kind and non-cash dividends and distributions in the form of additional units or shares from its investments. For paid-in-kind dividends, the additional units are not reflected in investment income during the period received, but are recorded as unrealized gains upon receipt. Non-cash distributions are reflected in investment income because the Company has the option to receive its distributions in cash or in additional units of the security. During the three and six months ended May 31, 2017, the Company received $361 and $710, respectively, of non-cash distributions from its investment in Enterprise Products Partners L.P.

H. Distributions to Stockholders — Distributions to common stockholders are recorded on the ex-dividend date. Distributions to holders of MRP Shares are accrued on a daily basis as described in Note 11 — Preferred Stock. As required by the Distinguishing Liabilities from Equity topic of the FASB Accounting Standards Codification (ASC 480), the Company includes the accrued distributions on its MRP Shares as an operating expense due to the fixed term of this obligation. For tax purposes, the payments made to holders of the Company’s MRP Shares are treated as dividends or distributions.

The characterization of the distributions paid to holders of MRP Shares and common stock as either dividend income (eligible to be treated as qualified dividend income) or distributions (return of capital) is determined after the end of the fiscal year based on the Company’s actual earnings and profits and, therefore, the characterization may differ from preliminary estimates.

I. Partnership Accounting Policy — The Company records its pro-rata share of the income (loss), to the extent of distributions it has received, allocated from the underlying partnerships and adjusts the cost basis of the underlying partnerships accordingly. These amounts are included in the Company’s Statement of Operations.

J. Income Taxes — The Company is taxed as a corporation and pays federal and applicable state corporate taxes on its taxable income. The Company invests its assets primarily in MLPs, which generally are treated as partnerships for federal income tax purposes. As a limited partner in the MLPs, the Company includes its allocable share of the MLPs’ taxable income in computing its own taxable income. Current income taxes reflect the amount of income taxes that the Company expects to be payable as of a measurement date applying the provisions of the enacted tax laws. Deferred income taxes reflect (i) taxes on unrealized gains (losses), which are attributable to the difference between fair market value and tax cost basis, (ii) the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes and (iii) the net tax benefit of accumulated net operating and capital losses. To the extent the Company has a deferred tax asset, consideration is given as to whether or not a valuation allowance is required. The need to establish a valuation allowance for deferred tax assets is assessed periodically by the Company based on the Income Tax Topic of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (ASC 740), that it is more likely than not that some portion or all of the deferred tax asset will not be realized. In the assessment for a valuation allowance, consideration is given to all positive and negative evidence related to the realization of the deferred tax asset. This assessment considers, among other matters, the nature, frequency and severity of current and cumulative losses, forecasts of future profitability (which are highly dependent on future cash distributions from the Company’s MLP holdings), the duration of statutory carryforward periods and the associated risk that operating and capital loss carryforwards may expire unused.

The Company may rely to some extent on information provided by MLPs, which may not necessarily be timely, to estimate taxable income allocable to the MLP units held in the portfolio and to estimate the associated current or deferred tax liability. Such estimates are made in good faith. From time to time, as new information becomes available, the Company modifies its estimates or assumptions regarding the current or deferred tax liability.

The Company utilizes the average cost method to compute the adjusted tax cost basis of its MLP securities.

The Company’s policy is to classify interest and penalties associated with underpayment of federal and state income taxes, if any, as income tax expense on its Statement of Operations. Tax years subsequent to fiscal year 2012 remain open and subject to examination by the federal and state tax authorities.

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

K. Derivative Financial Instruments — The Company may utilize derivative financial instruments in its operations.

In October 2016, the Securities and Exchange Commission (“SEC”) adopted new rules and forms, and amendments to certain current rules and forms, to modernize reporting and disclosure of information by registered investment companies. The amendments to Regulation S-X will require standardized, enhanced disclosure about derivatives in investment company financial statements, and will also change the rules governing the form and content of such financial statements. The amendments to Regulation S-X take effect on August 1, 2017. At this time, the Company is assessing the anticipated impact of these regulatory developments and will adopt these when they become effective.

Interest rate swap contracts.    The Company may use hedging techniques such as interest rate swaps to mitigate potential interest rate risk on a portion of the Company’s leverage. Such interest rate swaps would principally be used to protect the Company against higher costs on its leverage resulting from increases in interest rates. The Company does not hedge any interest rate risk associated with portfolio holdings. Interest rate transactions the Company may use for hedging purposes may expose it to certain risks that differ from the risks associated with its portfolio holdings. A decline in interest rates may result in a decline in the value of the swap contracts, which, everything else being held constant, would result in a decline in the net assets of the Company. In addition, if the counterparty to an interest rate swap or cap defaults, the Company would not be able to use the anticipated net receipts under the interest rate swap or cap to offset its cost of financial leverage.

Interest rate swap contracts are recorded at fair value with changes in value during the reporting period, and amounts accrued under the agreements, included as unrealized gains or losses in the Statement of Operations. Monthly cash settlements under the terms of interest rate swap agreements are recorded as realized gains or losses in the Statement of Operations. The Company generally values interest rate swap contracts based on dealer quotations, if available, or by discounting the future cash flows from the stated terms of the interest rate swap agreement by using interest rates currently available in the market. See Note 8 — Derivative Financial Instruments.

Option contracts.    The Company is exposed to financial market risks including changes in the valuations of its investment portfolio. The Company may purchase or write (sell) call options. A call option on a security is a contract that gives the holder of the option, in return for a premium, the right to buy from the writer of the option the security underlying the option at a specified exercise price at any time during the term of the option.

The Company would realize a gain on a purchased call option if, during the option period, the value of such securities exceeded the sum of the exercise price, the premium paid and transaction costs; otherwise the Company would realize either no gain or a loss on the purchased call option. The Company may also purchase put option contracts. If a purchased put option is exercised, the premium paid increases the cost basis of the securities sold by the Company.

The Company may also write (sell) call options with the purpose of generating income or reducing its ownership of certain securities. If the Company writes a call option on a security, the Company has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price. The Company will only write call options on securities that the Company holds in its portfolio (i.e., covered calls).

When the Company writes a call option, an amount equal to the premium received by the Company is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Company on the expiration date as realized gains from investments. If the Company repurchases a written call option prior to its exercise, the difference between the premium received and the amount paid to repurchase the option is treated as a realized gain or loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Company has realized a gain or loss. The Company, as the writer of an

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

option, bears the market risk of an unfavorable change in the price of the security underlying the written option. See Note 8 — Derivative Financial Instruments.

L. Indemnifications — Under the Company’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Company. In addition, in the normal course of business, the Company enters into contracts that provide general indemnification to other parties. The Company’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Company that have not yet occurred, and may not occur. However, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

M. Offering and Debt Issuance Costs — Offering costs incurred by the Company related to the issuance of its common stock reduce additional paid-in capital when the stock is issued. Costs incurred by the Company related to the issuance of its debt (revolving credit facility, term loan or notes) or its preferred stock are capitalized and amortized over the period the debt or preferred stock is outstanding.

In April 2015, the FASB issued Accounting Standards Update (“ASU”) No. 2015-03 “Interest — Imputation of Interest (Subtopic 835-30), Simplifying the Presentation of Debt Issuance Costs”. ASU No. 2015-03 requires that all costs incurred to issue debt be presented in the balance sheet as a direct deduction from the carrying value of the debt. In August 2015, the FASB issued ASU No. 2015-15 “Interest — Imputation of Interest (Subtopic 835-30), Presentation and Subsequent Measurement of Debt Issuance Costs Associated with Line-of-Credit Arrangements”. ASU No. 2015-15 states that the SEC staff will not object to an entity presenting the cost of securing a revolving line of credit as an asset, regardless of whether a balance is outstanding. In the first quarter of fiscal 2017, the Company adopted ASU No. 2015-03 and ASU No. 2015-15 and has classified the costs incurred to issue the Term Loan and MRP Shares as a deduction from the carrying value of the Term Loan and MRP Shares on the Statement of Assets and Liabilities. Previously, these issuance costs were capitalized as an asset on the Statement of Assets and Liabilities. Additionally, the Company has updated its disclosure in Notes 10 and 11 related to the unamortized Term Loan and MRP Share issuance costs. For the purpose of calculating the Company’s asset coverage ratios pursuant to the 1940 Act, deferred issuance costs are not deducted from the carrying value of the Term Loan or MRP Shares. There was no financial reporting impact to information presented for prior periods as a result of this accounting standard update.

3.	Fair Value

The Fair Value Measurement Topic of the FASB Accounting Standards Codification (ASC 820) defines fair value as the price at which an orderly transaction to sell an asset or to transfer a liability would take place between market participants under current market conditions at the measurement date. As required by ASC 820, the Company has performed an analysis of all assets and liabilities (other than deferred taxes) measured at fair value to determine the significance and character of all inputs to their fair value determination. Inputs are the assumptions, along with considerations of risk, that a market participant would use to value an asset or a liability. In general, observable inputs are based on market data that is readily available, regularly distributed and verifiable that the Company obtains from independent, third-party sources. Unobservable inputs are developed by the Company based on its own assumptions of how market participants would value an asset or a liability.

The fair value hierarchy prioritizes the inputs to valuation techniques used to measure fair value into the following three broad categories.

•	Level 1 — Valuations based on quoted unadjusted prices for identical instruments in active markets traded on a national exchange to which the Company has access at the date of measurement.

•

Level 2 — Valuations based on quoted prices for similar instruments in active markets; quoted prices for identical or similar instruments in markets that are not active; and model-derived valuations in which all significant inputs and significant value drivers are observable in active markets. Level 2 inputs are those

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

in markets for which there are few transactions, the prices are not current, little public information exists or instances where prices vary substantially over time or among brokered market makers.

•

Level 3 — Model derived valuations in which one or more significant inputs or significant value drivers are unobservable. Unobservable inputs are those inputs that reflect the Company’s own assumptions that market participants would use to price the asset or liability based on the best available information.

The following table presents the Company’s assets and liabilities measured at fair value on a recurring basis at May 31, 2017, and the Company presents these assets by security type and description on its Schedule of Investments. Note that the valuation levels below are not necessarily an indication of the risk or liquidity associated with the underlying investment.

	Total	Quoted Prices in Active Markets (Level 1)	Prices with Other Observable Inputs (Level 2)		Unobservable Inputs (Level 3)
Assets at Fair Value
Equity investments	$325,620	$308,776	$9,194	(1)	$7,650
Liabilities at Fair Value
Call option contracts written	$12	$—	$12		$—

(1)	The Company’s investment in Plains AAP, L.P. (“PAGP-AAP”) is exchangeable on a one-for-one basis into either Plains GP Holdings, L.P. (“PAGP”) shares or Plains All American Pipeline, L.P. (“PAA”) units at the Company’s option. The Company values its PAGP-AAP investment on an “as exchanged” basis based on the higher public market value of either PAGP or PAA. As of May 31, 2017, the Company’s PAGP-AAP investment is valued at PAGP’s closing price. The Company categorizes its investment as a Level 2 security for fair value reporting purposes.

For the six months ended May 31, 2017, there were no transfers between Level 1 and Level 2.

The Company did not have any liabilities that were measured at fair value on a recurring basis using significant unobservable inputs (Level 3) at May 31, 2017.

As of May 31, 2017, the Company had 1,000,000 shares of MRP Shares outstanding with a total liquidation value of $25,000. The MRP Shares were issued in a private placement to an institutional investor, are not registered under the Securities Act of 1933 and are not listed on any exchange or automated quotation system. As such, the Company categorizes the MRP Shares as Level 3 and determines fair value of this instrument based on estimated market yields and credit spreads for comparable instruments with similar maturity, terms and structure. The Company records these MRP Shares on its Statement of Assets and Liabilities at principal amount or liquidation value. As of May 31, 2017, the estimated fair value of the MRP Shares was $24,900. See Note 11 —Preferred Stock.

The following tables present the Company’s assets measured at fair value on a recurring basis using significant unobservable inputs (Level 3) for the three and six months ended May 31, 2017.

Three Months Ended May 31, 2017	Equity Investments
Balance — February 28, 2017	$11,995
Purchase	—
Transfers out to Level 1 and 2	(4,138)
Realized gains (losses)	—
Unrealized gains (losses), net	(207)

Balance — May 31, 2017	$7,650

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

Six Months Ended May 31, 2017	Equity Investments
Balance — November 30, 2016	$12,033
Purchase	2,800
Transfers out to Level 1 and 2	(7,839)
Realized gains (losses)	—
Unrealized gains (losses), net	656

Balance — May 31, 2017	$7,650

The purchase of $2,800 relates to the Company’s investment in Dominion Midstream Partners, LP convertible preferred units (December 2016).

The transfers out of $4,138 and $7,839 relate to the Company’s investment in Western Gas Partners, LP convertible preferred units that were converted into common units during the first and second quarters of 2017. The Company utilizes the beginning of reporting period method for determining transfers between levels.

The $207 of unrealized losses and $656 of unrealized gains relate to investments that are still held at the end of the reporting period. The Company includes these unrealized gains on the Statement of Operations — Net Change in Unrealized Gains.

Valuation	Techniques and Unobservable Inputs

Unless otherwise determined by the Board of Directors, the Company values its PIPE investments that are convertible into or otherwise will become publicly tradeable (e.g., through subsequent registration or expiration of a restriction on trading) based on the market value of the publicly-traded security less a discount. This discount is initially equal to the discount negotiated at the time the Company agrees to a purchase price. To the extent that such securities are convertible or otherwise become publicly traded within a time frame that may be reasonably determined, this discount will be amortized on a straight line basis over such estimated time frame.

The Company purchased convertible preferred units of Western Gas Partners, LP (“WES”) during the second quarter of 2016. During the first quarter of 2017, the Company entered into an early conversion agreement with WES (the “WES Conversion Agreement”) whereby the terms of the original purchase agreement were modified to allow the early conversion of the WES convertible preferred units into common units on a one-for-one basis. Under the terms of the WES Conversion Agreement, fifty percent of the WES convertible preferred units were converted into common units during the first quarter of 2017 and fifty percent converted into common units during the second quarter of 2017. As of May 31, 2017, all of the WES convertible preferred units held by the Company have converted into common units.

The Company owns convertible preferred units of Capital Product Partners L.P. (“CPLP”) and Dominion Midstream Partners, LP (“DM”). The convertible preferred units are (in the case of CPLP), or will be (in the case of DM), convertible on a one-for-one basis into common units and are senior to the underlying common units in terms of liquidation preference and priority of distributions. The Company’s Board of Directors has determined that it is appropriate to value the convertible preferred units using a convertible pricing model. This model takes into account the attributes of the convertible preferred units, including the preferred dividend, conversion ratio and call features, to determine the estimated value of such units. In using this model, the Company estimates (i) the credit spread for the convertible preferred units, which is based on credit spreads for comparable companies for CPLP and DM, and (ii) the expected volatility for the underlying common units, which is based on historical volatility. For CPLP, the Company applies a discount to the value derived from the convertible pricing model to account for an expected discount in market prices for its convertible securities relative to the values calculated using the pricing model. For DM, the Company applies a discount to the value derived from the convertible pricing model to account for the expected period of illiquidity. In each case, if the resulting price for

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

the convertible preferred units is less than the public market price for the underlying common units at such time, the public market price for the common units will be used to value the convertible preferred units.

Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Company’s investments may fluctuate from period to period. Additionally, the fair value of the Company’s investments may differ from the values that would have been used had a ready market existed for such investments and may differ materially from the values that the Company may ultimately realize.

The following table summarizes the significant unobservable inputs that the Company used to value its portfolio investments categorized as Level 3 as of May 31, 2017:

Quantitative Table for Valuation Techniques

				Range		Average
Assets at Fair Value	Fair Value	Valuation Technique	Unobservable Inputs	Low	High
CPLP — valued based on pricing model	$4,436	- Convertible pricing model	- Credit spread	7.3%	8.0%	7.6%
			- Volatility	40.0%	45.0%	42.5%
			- Discount for marketability	10.0%	10.0%	10.0%

DM — value based on pricing model	3,214	- Convertible pricing model	- Credit spread	4.3%	4.8%	4.5%
			- Volatility	22.5%	25.0%	23.8%
			- Illiquidity discount	1.0%	1.0%	1.0%

Total	$7,650

4.	Concentration of Risk

The Company’s investments are concentrated in the energy sector. The focus of the Company’s portfolio within the energy sector may present more risks than if the Company’s portfolio were broadly diversified across numerous sectors of the economy. A downturn in the energy sector would have a larger impact on the Company than on an investment company that does not focus on the energy sector. The performance of securities in the energy sector may lag the performance of other industries or the broader market as a whole. Additionally, to the extent that the Company invests a relatively high percentage of its assets in the securities of a limited number of issuers, the Company may be more susceptible than a more widely diversified investment company to any single economic, political or regulatory occurrence. At May 31, 2017, the Company had the following investment concentrations:

Category	Percent of Long-Term Investments
Securities of energy companies	100.0%
Equity securities	100.0%
Securities of MLPs(1)	90.8%
Largest single issuer	13.4%
Restricted securities	5.2%

(1)	Securities of MLPs consist of preferred and common units of private entities structured as limited partnerships and publicly traded energy-related master limited partnerships and limited liability companies that are treated as partnerships for federal income tax purposes and their affiliates.

5.	Agreements and Affiliations

A. Administration Agreement — The Company has an administration and accounting agreement with Ultimus Fund Solutions, LLC (“Ultimus”) that may be amended from time to time. Pursuant to the agreement,

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

Ultimus will provide certain administrative and accounting services for the Company. The agreement has automatic one-year renewals unless earlier terminated by either party as provided under the terms of the agreement.

B. Investment Management Agreement — The Company has entered into an investment management agreement with KA Fund Advisors, LLC (“KAFA”) under which KAFA, subject to the overall supervision of the Company’s Board of Directors, manages the day-to-day operations of, and provides investment advisory services to, the Company. For providing these services, KAFA receives an investment management fee from the Company. Effective December 1, 2014, KAFA entered into a fee waiver agreement with the Company that provides for a fee waiver that could reduce the management fee by up to 0.50% (resulting in an annual fee of 1.25%) based on the percentage of the Company’s long-term investments that is not publicly traded (i.e., Level 3 investments). If the Company’s public investments (i.e., Level 1 and Level 2 investments) exceed 25% of its total long-term investments, then for every 1% by which those public investments exceed 25% of the Company’s total long-term investments, the management fee would be reduced by 0.0067%. The maximum waiver of 0.50% will apply if the Company holds 100% public investments. For example, if the Company’s public investments are 50% of its total investments, the fee waiver would be 0.17%, and the management fee would be 1.58% after such fee waiver. This fee waiver is determined quarterly based on the Company’s average percentage of public investments using beginning and ending investment values for the preceding fiscal quarter for which the management fee is applied. On March 30, 2017, the Company renewed its investment management agreement and fee waiver agreement with KAFA for a period of one year. The investment management and fee waiver agreements will expire on March 31, 2018 and may be renewed annually thereafter upon approval of the Company’s Board of Directors (including a majority of the Company’s directors who are not “interested persons” of the Company, as such term is defined in the 1940 Act). For the six months ended May 31, 2017, the Company paid management fees at an annual rate of 1.27% of the Company’s average quarterly total assets (as defined in the investment management agreement).

For purposes of calculating the management fee, the “average total assets” for each quarterly period are determined by averaging the total assets at the last day of that quarter with the total assets at the last day of the prior quarter. Total assets (excluding current and deferred taxes) shall equal gross asset value (which includes assets attributable to the use of leverage instruments), minus the sum of accrued and unpaid dividends and distributions on common and preferred stock and accrued liabilities (other than liabilities associated with leverage and deferred taxes). Liabilities associated with leverage include the principal amount of any borrowings, commercial paper or notes that the Company may issue, the liquidation preference of outstanding preferred stock, and other liabilities from other forms of leverage such as short positions and put or call options held or written by the Company.

C. Portfolio Companies — From time to time, the Company may “control” or may be an “affiliate” of one or more of its portfolio companies, as each of these terms is defined in the 1940 Act. In general, under the 1940 Act, the Company would be presumed to “control” a portfolio company if the Company and its affiliates owned 25% or more of its outstanding voting securities and would be an “affiliate” of a portfolio company if the Company and its affiliates owned 5% or more of its outstanding voting securities. The 1940 Act contains prohibitions and restrictions relating to transactions between investment companies and their affiliates (including the Company’s investment adviser), principal underwriters and affiliates of those affiliates or underwriters.

The Company believes that there are several factors that determine whether or not a security should be considered a “voting security” in complex structures such as limited partnerships of the kind in which the Company invests. The Company also notes that the SEC staff has issued guidance on the circumstances under which it would consider a limited partnership interest to constitute a voting security. Under most partnership agreements, the management of the partnership is vested in the general partner, and the limited partners, individually or collectively, have no rights to manage or influence management of the partnership through such

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

activities as participating in the selection of the managers or the board of the limited partnership or the general partner. As a result, the Company believes that many of the limited partnership interests in which it invests should not be considered voting securities. However, it is possible that the SEC staff may consider the limited partner interests the Company holds in certain limited partnerships to be voting securities. If such a determination were made, the Company may be regarded as a person affiliated with and controlling the issuer(s) of those securities for purposes of Section 17 of the 1940 Act.

In making such a determination as to whether to treat any class of limited partnership interests the Company holds as a voting security, the Company considers, among other factors, whether or not the holders of such limited partnership interests have the right to elect the board of directors of the limited partnership or the general partner. If the holders of such limited partnership interests do not have the right to elect the board of directors, the Company generally has not treated such security as a voting security. In other circumstances, based on the facts and circumstances of those partnership agreements, including the right to elect the directors of the general partner, the Company has treated those securities as voting securities. If the Company does not consider the security to be a voting security, it will not consider such partnership to be an “affiliate” unless the Company and its affiliates own more than 25% of the outstanding securities of such partnership. Additionally, certain partnership agreements give common unitholders the right to elect the partnership’s board of directors, but limit the amount of voting securities any limited partner can hold to no more than 4.9% of the partnership’s outstanding voting securities (i.e., any amounts held in excess of such limit by a limited partner do not have voting rights). In such instances, the Company does not consider itself to be an affiliate if it owns more than 5% of such partnership’s common units.

There is no assurance that the SEC staff will not consider that other limited partnership securities that the Company owns and does not treat as voting securities are, in fact, voting securities for the purposes of Section 17 of the 1940 Act. If such determination were made, the Company will be required to abide by the restrictions on “control” or “affiliate” transactions as proscribed in the 1940 Act. The Company or any portfolio company that it controls, and its affiliates, may from time to time engage in certain of such joint transactions, purchases, sales and loans in reliance upon and in compliance with the conditions of certain exemptive rules promulgated by the SEC. The Company cannot make assurances, however, that it would be able to satisfy the conditions of these rules with respect to any particular eligible transaction, or even if the Company were allowed to engage in such a transaction, that the terms would be more or as favorable to the Company or any company that it controls as those that could be obtained in an arm’s length transaction. As a result of these prohibitions, restrictions may be imposed on the size of positions that may be taken for the Company or on the type of investments that it could make.

Plains GP Holdings, L.P., Plains AAP, L.P. and Plains All American Pipeline, L.P. — Robert V. Sinnott is Co-Chairman of Kayne Anderson Capital Advisors L.P. (“KACALP”), the managing member of KAFA. Mr. Sinnott also serves as a director of PAA GP Holdings LLC, which is the general partner of Plains GP Holdings, L.P. (“PAGP”). Members of senior management of KACALP and KAFA and various affiliated funds managed by KACALP own PAGP shares, Plains All American Pipeline, L.P. (“PAA”) units and interests in Plains AAP, L.P. (“PAGP-AAP”). The Company believes that it is an affiliate of PAA, PAGP and PAGP-AAP under the 1940 Act by virtue of (i) the Company’s and other affiliated Kayne Anderson funds’ ownership interest in PAA, PAGP and PAGP-AAP and (ii) Mr. Sinnott’s participation on the board of PAA GP Holdings LLC.

ONEOK, Inc. and ONEOK Partners, L.P. — Kevin S. McCarthy, the Chief Executive Officer of the Company, served as a director of ONEOK, Inc. (“OKE”) from December 2015 through May 1, 2017. Effective May 2, 2017, Mr. McCarthy resigned as a director of OKE. OKE is the general partner of ONEOK Partners, L.P. (“OKS”). Despite Mr. McCarthy’s participation on the board of OKE during a portion of the six months ended May 31, 2017, the Company does not believe that it is an affiliate of OKE or OKS because the Company’s and other Kayne Anderson funds’ aggregate ownership of each entity does not meet the criteria described above.

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

The following table summarizes the Company’s investments in affiliates as of May 31, 2017:

Investment	No. of Shares/Units (in 000’s)	Dividends and Distributions Received During the		Value
		Three Months Ended May 31, 2017	Six Months Ended May 31, 2017
Plains All American Pipeline, L.P.	387	$213	$408	$10,254
Plains GP Holdings, L.P.	70	38	38	1,867
Plains GP Holdings, L.P. — Plains AAP, L.P.	345	190	380	9,194

Total		$441	$826	$21,315

6.	Income Taxes

The Company’s taxes include current and deferred income taxes. Current income taxes reflect the estimated income tax liability of the Company as of a measurement date. Deferred income taxes reflect (i) taxes on net unrealized gains (losses), which are attributable to the difference between fair market value and tax cost basis, (ii) the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes and (iii) the net tax benefit of accumulated net operating and capital losses, if any.

At May 31, 2017, components of the Company’s current and deferred tax assets and liabilities are as follows.

Income tax receivable	$11,500

Deferred tax asset:
Organizational costs	$9
Net operating loss carryforward — Federal	3,902
Net operating loss carryforward — State	429
Capital loss carryforward — State	1,052
AMT credit carryforwards	65
Deferred tax liabilities:
Net unrealized gains on investment securities	(43,742)

Total deferred tax liability, net	$(38,285)

During the six months ended May 31, 2017, the Company received refunds of $6,999 related to federal carryback claims filed during the fourth quarter of fiscal 2016, and the Company received $39 in state tax refunds, net of payments. The income tax receivable of $11,500 includes (i) $9,616 of federal carryback claims that are expected to be filed shortly after the filing of the 2016 tax returns in August 2017, (ii) $699 of federal carryback claims that are expected to be filed shortly after the filing of the 2017 tax returns in August 2018, and (iii) federal and state estimated overpayment amounts of $735 and $450, respectively. The Company is also exploring the ability to carry back claims in various states.

At May 31, 2017, the Company had a federal net operating loss carryforward of $11,339 (deferred tax asset of $3,902). Realization of the deferred tax assets and net operating loss carryforwards are dependent, in part, on generating sufficient taxable income prior to expiration of the loss carryforwards. The federal net operating loss carryforward begins to expire in 2037. In addition, the Company has state net operating loss carryforwards of $15,837 (deferred tax asset of $429). The state net operating loss carryforwards begin to expire during 2035.

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

At May 31, 2017, the Company had a state capital loss carryforward of $39,462 (deferred tax asset of $1,052). Realization of the capital loss carryforward is dependent on generating sufficient capital gains prior to the expiration of the capital loss carryforward in 2021.

At May 31, 2017, the Company had alternative minimum tax (“AMT”) credit carryforwards of $65. AMT credits can be used to reduce regular tax to the extent that regular tax exceeds the AMT in a future year. AMT credits do not expire.

Although the Company currently has a net deferred tax liability, it periodically reviews the recoverability of its deferred tax assets based on the weight of available evidence. When assessing the recoverability of its deferred tax assets, significant weight is given to the effects of potential future realized and unrealized gains on investments and the period over which these deferred tax assets can be realized, as the expiration dates for the federal capital and operating loss carryforwards range from five to twenty years.

Based on the Company’s assessment, it has determined that it is more likely than not that its deferred tax assets will be realized through future taxable income of the appropriate character. Accordingly, no valuation allowance has been established for the Company’s deferred tax assets. The Company will continue to assess the need for a valuation allowance in the future. Significant declines in the fair value of its portfolio of investments may change the Company’s assessment regarding the recoverability of its deferred tax assets and may result in a valuation allowance. If a valuation allowance is required to reduce any deferred tax asset in the future, it could have a material impact on the Company’s net asset value and results of operations in the period it is recorded.

Total income taxes were different from the amount computed by applying the federal statutory income tax rate of 35% to the net investment loss and realized and unrealized gains (losses) on investments before taxes as follows:

	For the Three Months Ended May 31, 2017	For the Six Months Ended May 31, 2017
Computed federal income tax benefit (expense) at 35%	$11,145	$(1,266)
State income tax benefit (expense), net of federal tax	557	(16)
Non-deductible distributions on MRP Shares, dividend received deductions and other, net	(70)	(134)

Total income tax benefit (expense)	$11,632	$(1,416)

The Company primarily invests in equity securities issued by MLPs, which generally are treated as partnerships for federal income tax purposes. As a limited partner of MLPs, the Company includes its allocable share of such MLPs’ income or loss in computing its own taxable income or loss. Additionally, for income tax purposes, the Company reduces the cost basis of its MLP investments by the cash distributions received, and increases or decreases the cost basis of its MLP investments by its allocable share of the MLP’s income or loss. During the six months ended May 31, 2017, the Company reduced its tax cost basis by $19,093 due to its fiscal 2016 net allocated losses from its MLP investments.

The Company utilizes the average cost method to compute the adjusted tax cost basis of its MLP securities.

At May 31, 2017, the cost basis of investments for federal income tax purposes was $208,968 and the premiums received on outstanding option contracts written were $27. The cost basis for federal income tax purposes is $77,812 lower than the cost basis for GAAP reporting purposes primarily due to the additional basis

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

adjustments attributable to the Company’s share of the allocated losses from its MLP investments. At May 31, 2017, gross unrealized appreciation and depreciation of investments and options for federal income tax purposes were as follows:

Gross unrealized appreciation of investments (including options, if any)	$121,169
Gross unrealized depreciation of investments (including options, if any)	(4,502)

Net unrealized appreciation of investments	$116,667

7.	Restricted Securities

From time to time, the Company’s ability to sell certain of its investments is subject to certain legal or contractual restrictions. For instance, private investments that are not registered under the Securities Act of 1933, as amended (the “Securities Act”), cannot be offered for public sale in a non-exempt transaction without first being registered. In other cases, certain of the Company’s investments have restrictions such as lock-up agreements that preclude the Company from offering these securities for public sale.

At May 31, 2017, the Company held the following restricted investments:

Investment	Acquisition Date	Type of Restriction	Number of Units (in 000’s)	Cost Basis (GAAP)	Fair Value	Fair Value Per Unit	Percent of Net Assets	Percent of Total Assets
Level 2 Investments

Plains GP Holdings, L.P. — Plains AAP, L.P.(1)
Partnership Interests	(2)	(3)	345	$2,308	$9,194	$26.67	4.6%	2.7%

Level 3 Investments(4)

Capital Product Partners L.P.
Class B Units	(2)	(5)	606	$3,458	$4,436	$7.32	2.3%	1.3%
Dominion Midstream Partners, LP
Convertible Preferred Units	12/1/16	(5)	106	2,800	3,214	30.30	1.6	1.0

Total				$6,258	$7,650		3.9%	2.3%

Total of all restricted securities				$8,566	$16,844		8.5%	5.0%

(1)	The Company values its investment in Plains AAP, L.P. (“PAGP-AAP”) on an “as exchanged” basis based on the higher public market value of either Plains GP Holdings, L.P. (“PAGP”) or Plains All American, L.P. (“PAA”). As of May 31, 2017, the Company’s PAGP-AAP investment is valued at PAGP’s closing price. See Note 3 – Fair Value.

(2)	Security was acquired at various dates during prior fiscal years.

(3)	The Company’s investment in PAGP-AAP is exchangeable on a one-for-one basis into either PAGP shares or PAA units at the Company’s option. Upon exchange, the PAGP shares or PAA units will be freely tradeable.

(4)	Securities are valued using inputs reflecting the Company’s own assumptions as more fully described in Note 2 — Significant Accounting Policies and Note 3 — Fair Value.

(5)	Unregistered or restricted security of a publicly-traded company.

8.	Derivative Financial Instruments

As required by the Derivatives and Hedging Topic of the FASB Accounting Standards Codification (ASC 815), the following are the derivative instruments and hedging activities of the Company. See Note 2 — Significant Accounting Policies.

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

Option Contracts — Transactions in option contracts for the three and six months ended May 31, 2017 were as follows:

Three Months Ended May 31, 2017	Number of Contracts	Premium
Call Options Written
Options outstanding at February 28, 2017	—	$—
Options written	625	50
Options subsequently repurchased(1)	(325)	(23)
Options exercised	—	—
Options expired	—	—

Options outstanding at May 31, 2017	300	$27

Six Months Ended May 31, 2017	Number of Contracts	Premium
Call Options Written
Options outstanding at November 30, 2016	1,000	$124
Options written	625	50
Options subsequently repurchased(1)	(325)	(23)
Options exercised	(1,000)	(124)
Options expired	—	—

Options outstanding at May 31, 2017(2)	300	$27

(1)	The price at which the Company subsequently repurchased the options was $5, which resulted in net realized gains of $18.

(2)	The percentage of long-term investments subject to call options written was 0.4% at May 31, 2017.

Interest Rate Swap Contracts — The Company may enter into interest rate swap contracts to partially hedge itself from increasing expense on its leverage resulting from increasing interest rates. At the time the interest rate swap contracts reach their scheduled termination, there is a risk that the Company would not be able to obtain a replacement transaction or that the terms of the replacement transaction would not be as favorable as on the expiring transaction. In addition, if the Company is required to terminate any swap contract early, then the Company could be required to make a termination payment. As of May 31, 2017, the Company did not have any interest rate swap contracts outstanding.

The following table sets forth the fair value of the Company’s derivative instruments on the Statement of Assets and Liabilities:

Derivatives Not Accounted for as Hedging Instruments	Statement of Assets and Liabilities Location	Fair Value as of May 31, 2017
Call options written	Call options contracts written	$(12)

The following tables set forth the effect of the Company’s derivative instruments on the Statement of Operations:

Derivatives Not Accounted for as Hedging Instruments	Location of Gains/(Losses) on Derivatives Recognized in Income	For the Three Months Ended May 31, 2017
		Net Realized Gains/(Losses) on Derivatives Recognized in Income	Net Change in Unrealized Gains/(Losses) on Derivatives Recognized in Income
Call options written	Options	$18	$15

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

Derivatives Not Accounted for as Hedging Instruments	Location of Gains/(Losses) on Derivatives Recognized in Income	For the Six Months Ended May 31, 2017
		Net Realized Gains/(Losses) on Derivatives Recognized in Income	Net Change in Unrealized Gains/(Losses) on Derivatives Recognized in Income
Call options written	Options	$18	$172

9.	Investment Transactions

For the six months ended May 31, 2017, the Company purchased and sold securities in the amounts of $24,922 and $18,594 (excluding short-term investments and options, if any).

10.	Credit Facility and Term Loan

The Company’s senior secured credit facility (the “Credit Facility”) includes a $70,000 secured term loan (the “Term Loan”) and a $120,000 secured revolving credit facility (the “Revolving Credit Facility”). The Term Loan matures on August 28, 2018, and the maturity date of the Revolving Credit Facility is August 28, 2017.

As of May 31, 2017, outstanding loan balances on the Term Loan accrue interest daily at a rate equal to LIBOR plus 1.35%. The interest rate of the Revolving Credit Facility is equal to LIBOR plus 1.60%, and the Company pays a commitment fee of 0.30% per annum on any unused amounts. If total borrowings under the Credit Facility exceed the borrowing base attributable to “quoted” securities (generally defined as equity investments in securities traded on an exchange and investments in bank debt and high yield bonds that are traded), the interest rate on the Term Loan and Revolving Credit Facility will increase to LIBOR plus 2.00% and LIBOR plus 3.00%, respectively, and the commitment fee on the Revolving Credit Facility will increase to 0.50%.

The maximum amount that the Company can borrow under the Credit Facility is limited to the lesser of $190,000 ($70,000 on the Term Loan and the $120,000 commitment on the Revolving Credit Facility) and the Company’s borrowing base. The borrowing base, subject to certain limitations, is generally calculated by multiplying the fair value of each of the Company’s investments by an advance rate. The total contribution to the borrowing base from private MLPs is limited to no more than 25% of the total borrowing base, and the contribution to the borrowing base from any single issuer of quoted securities and non-quoted securities is limited to no more than 12.5% and 7.5%, respectively, of the total borrowing base.

The obligations under the Credit Facility are collateralized by substantially all of the Company’s assets. The Credit Facility contains affirmative and reporting covenants and certain financial ratio and restrictive covenants, including: (a) maintaining a ratio, of total assets less liabilities (other than indebtedness and preferred stock) to aggregate indebtedness of the Company of not less than 3.0:1.0, (b) maintaining a ratio, of total assets less liabilities (other than indebtedness and preferred stock) to aggregate indebtedness and preferred stock of the Company of not less than 2.25:1.0 and (c) maintaining the value of the portion of the Company’s portfolio that can be converted into cash within specified time periods and valuations at no less than 10% of the principal amount outstanding under the Credit Facility during any period when adjusted outstanding principal amounts exceed a specified threshold percentage of the Company’s adjusted borrowing base. The Credit Facility also contains customary representations and warranties and events of default.

Under the terms of the Credit Facility, if an investment becomes non-performing, it will reduce the Company’s borrowing base. Public MLP equity investments are generally characterized as non-performing if they have not paid a distribution in the most recent quarter, private MLP equity investments are generally characterized as non-performing if such investments fail to pay cash distributions, in their most recent fiscal quarter, that are greater than 80% of their minimum quarterly distribution amount and debt investments are generally characterized as non-performing if such investments are in default of any payment obligations.

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

Under the terms of the Credit Facility, the Company is restricted from paying distributions to stockholders if, after giving effect to the distribution, the Company would be in default of the Credit Facility.

As of May 31, 2017, $70,000 was borrowed on the Term Loan and $5,000 was borrowed under the Revolving Credit Facility ($115,000 of undrawn capacity) at a weighted interest rate of 2.41%. As of May 31, 2017, the Company had unamortized issuance costs totaling $92 related to its Term Loan. Total borrowings of $75,000 represented 49% of the borrowing base of $154,296 (49% of the borrowing base of $152,300 attributable to quoted securities).

As of May 31, 2017, the Company was in compliance with all financial and operational covenants required by the Credit Facility. See Financial Highlights for the Company’s asset coverage ratios under the 1940 Act.

11.	Preferred Stock

At May 31, 2017, the Company had 1,000,000 shares of MRP Shares outstanding with a total liquidation value of $25,000 ($25.00 per share), an estimated fair value of $24,900 and unamortized issuance costs of $79. The Series A MRP Shares pay quarterly dividends at a rate of 3.37% per annum and mature on April 10, 2020. The Series A MRP Shares are the first issuance under a three-year, $100,000 uncommitted private shelf facility provided by an institutional investor.

On May 31, 2017, the Company’s Series A MRP Shares were rated “A” by FitchRatings. The dividend rate on the Company’s MRP Shares will increase between 0.5% to 4.0% if the credit rating is downgraded below “A” by FitchRatings. Further, the annual dividend rate for the MRP Shares will increase by 4.0% if no ratings are maintained, and the annual dividend rate will increase by 5.0% if the Company fails to make dividend or certain other payments. The Company is required to maintain a current rating from one rating agency with respect to each series of MRP Shares.

The MRP Shares rank senior to all of the Company’s outstanding common shares and on parity with any other preferred stock. The MRP Shares are redeemable in certain circumstances at the option of the Company and are also subject to a mandatory redemption if the Company fails to meet a total leverage (debt and preferred stock) asset coverage ratio of 225% or fails to maintain its basic maintenance amount as stated in the Company’s rating agency guidelines.

Under the terms of the MRP Shares, the Company may not declare dividends or pay other distributions on shares of its common stock or make purchases of such shares if, at any time of the declaration, distribution or purchase, asset coverage with respect to total leverage would be less than 225% or the Company would fail to maintain its basic maintenance amount as stated in the Company’s rating agency guidelines.

The holders of the MRP Shares have one vote per share and will vote together with the holders of common stock as a single class except on matters affecting only the holders of MRP Shares or the holders of common stock. The holders of the MRP Shares, voting separately as a single class, have the right to elect at least two directors of the Company.

At May 31, 2017, the Company was in compliance with the asset coverage and basic maintenance requirements of its MRP Shares.

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

12.	Common Stock

At May 31, 2017, the Company has 199,000,000 shares of common stock authorized and 10,741,760 shares outstanding. As of May 31, 2017, KACALP owned directly and indirectly 18,450 shares of the Company. Transactions in common shares for the six months ended May 31, 2017 were as follows:

Shares outstanding at November 30, 2016	10,704,709
Shares issued through reinvestment of distributions	37,051

Shares outstanding at May 31, 2017	10,741,760

13.	Subsequent Events

On June 29, 2017, the Company declared its quarterly distribution of $0.40 per common share for the second quarter. The total distribution of $4,297 was paid July 14, 2017. Of this total, pursuant to the Company’s dividend reinvestment plan, $295 was reinvested into the Company through the issuance of 17,519 shares of common stock.

The Company has performed an evaluation of subsequent events through the date the financial statements were issued and has determined that no additional items require recognition or disclosure.

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY

PRIVACY POLICY NOTICE

(UNAUDITED)

Rev. 01/2011

FACTS	WHAT DOES KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY (“KED”) DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

∎   Social Security number and account balances

∎   Payment history and transaction history

∎   Account transactions and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons KED chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does KED share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	No	No
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes — information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 877-657-3863 or go to http://www.kaynefunds.com

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY

PRIVACY POLICY NOTICE

(UNAUDITED)

Who we are
Who is providing this notice?	KED

What we do
How does KED protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Access to your personal information is on a need-to-know basis. KED has adopted internal policies to protect your non-public personal information.

How does KED collect my personal information?

We collect your personal information, for example, when you

∎   Provide account information

∎   Buy securities from us or make a wire transfer

∎   Give us your contact information

We also collect your personal information from other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

∎   sharing for affiliates’ everyday business purposes — information about your creditworthiness

∎   affiliates from using your information to market to you

∎   sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ∎ KED does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ∎ KED does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ∎ KED doesn’t jointly market.

Other important information
None.

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY

DIVIDEND REINVESTMENT PLAN

(UNAUDITED)

Kayne Anderson Energy Development Company, a Maryland corporation (the “Company”), has adopted the following plan (the “Plan”) with respect to distributions declared by its Board of Directors (the “Board”) on shares of its Common Stock:

1. Unless a stockholder specifically elects to receive cash as set forth below, all distributions hereafter declared by the Board shall be payable in shares of the Common Stock of the Company, and no action shall be required on such stockholder’s part to receive a distribution in stock.

2. Such distributions shall be payable on such date or dates as may be fixed from time to time by the Board to stockholders of record at the close of business on the record date(s) established by the Board for the distribution involved.

3. The Company may use newly-issued shares of its Common Stock or purchase shares in the open market in connection with the implementation of the plan. The number of shares to be issued to a stockholder shall be based on share price equal to 95% of the closing price of the Company’s Common Stock one day prior to the dividend payment date.

4. The Board may, in its sole discretion, instruct the Company to purchase shares of its Common Stock in the open market in connection with the implementation of the Plan as follows: If the Company’s Common Stock is trading below net asset value at the time of valuation, upon notice from the Company, the Plan Administrator (as defined below) will receive the dividend or distribution in cash and will purchase Common Stock in the open market, on the New York Stock Exchange or elsewhere, for the Participants’ accounts, except that the Plan Administrator will endeavor to terminate purchases in the open market and cause the Company to issue the remaining shares if, following the commencement of the purchases, the market value of the shares, including brokerage commissions, exceeds the net asset value at the time of valuation. These remaining shares will be issued by the Company at a price equal to the greater of (i) the net asset value at the time of valuation or (ii) 95% of the then current market price.

5. In a case where the Plan Administrator has terminated open market purchases and caused the issuance of remaining shares by the Company, the number of shares received by the participant in respect of the cash dividend or distribution will be based on the weighted average of prices paid for shares purchased in the open market, including brokerage commissions, and the price at which the Company issues the remaining shares. To the extent that the Plan Administrator is unable to terminate purchases in the open market before the Plan Administrator has completed its purchases, or remaining shares cannot be issued by the Company because the Company declared a dividend or distribution payable only in cash, and the market price exceeds the net asset value of the shares, the average share purchase price paid by the Plan Administrator may exceed the net asset value of the shares, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the Company.

6. A stockholder may, however, elect to receive his or its distributions in cash. To exercise this option, such stockholder shall notify American Stock Transfer & Trust Company, the plan administrator and the Company’s transfer agent and registrar (collectively the “Plan Administrator”), in writing so that such notice is received by the Plan Administrator no later than the record date fixed by the Board for the distribution involved.

7. The Plan Administrator will set up an account for shares acquired pursuant to the Plan for each stockholder who has not so elected to receive dividends and distributions in cash (each, a “Participant”). The Plan Administrator may hold each Participant’s shares, together with the shares of other Participants, in non-certificated form in the Plan Administrator’s name or that of its nominee. Upon request by a Participant, received no later than three (3) days prior to the payable date, the Plan Administrator will, instead of crediting shares to and/or carrying shares in a Participant’s account, issue, without charge to the Participant, a certificate registered in the Participant’s name for the number of whole shares payable to the Participant and a check for any fractional share less a broker commission on the sale of such fractional shares. If a

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY

DIVIDEND REINVESTMENT PLAN

(UNAUDITED)

request to terminate a Participant’s participation in the Plan is received less than three (3) days before the payable date, dividends and distributions for that payable date will be reinvested. However, subsequent dividends and distributions will be paid to the Participant in cash.

8. The Plan Administrator will confirm to each Participant each acquisition made pursuant to the Plan as soon as practicable but not later than ten (10) business days after the date thereof. Although each Participant may from time to time have an undivided fractional interest (computed to three decimal places) in a share of Common Stock of the Company, no certificates for a fractional share will be issued. However, dividends and distributions on fractional shares will be credited to each Participant’s account. In the event of termination of a Participant’s account under the Plan, the Plan Administrator will adjust for any such undivided fractional interest in cash at the market value of the Company’s shares at the time of termination.

9. The Plan Administrator will forward to each Participant any Company related proxy solicitation materials and each Company report or other communication to stockholders, and will vote any shares held by it under the Plan in accordance with the instructions set forth on proxies returned by Participants to the Company.

10. In the event that the Company makes available to its stockholders rights to purchase additional shares or other securities, the shares held by the Plan Administrator for each Participant under the Plan will be added to any other shares held by the Participant in certificated form in calculating the number of rights to be issued to the Participant.

11. The Plan Administrator’s service fee, if any, and expenses for administering the Plan will be paid for by the Company.

12. Each Participant may terminate his or its account under the Plan by so notifying the Plan Administrator via the Plan Administrator’s website at www.amstock.com, by filling out the transaction request form located at the bottom of the Participant’s Statement and sending it to American Stock Transfer and Trust Company, P.O. Box 922, Wall Street Station, New York, NY 10269-0560 or by calling the Plan Administrator at (866) 627-2675. Such termination will be effective immediately. The Plan may be terminated by the Company upon notice in writing mailed to each Participant at least 30 days prior to any record date for the payment of any dividend or distribution by the Company. Upon any termination, the Plan Administrator will cause a certificate or certificates to be issued for the full shares held for the Participant under the Plan and a cash adjustment for any fractional share to be delivered to the Participant without charge to the Participant. If a Participant elects by his or its written notice to the Plan Administrator in advance of termination to have the Plan Administrator sell part or all of his or its shares and remit the proceeds to the Participant, the Plan Administrator is authorized to deduct a $15.00 transaction fee plus a $0.10 per share brokerage commission from the proceeds.

13. These terms and conditions may be amended or supplemented by the Company at any time but, except when necessary or appropriate to comply with applicable law or the rules or policies of the Securities and Exchange Commission or any other regulatory authority, only by mailing to each Participant appropriate written notice at least 30 days prior to the effective date thereof. The amendment or supplement shall be deemed to be accepted by each Participant unless, prior to the effective date thereof, the Plan Administrator receives written notice of the termination of his or its account under the Plan. Any such amendment may include an appointment by the Plan Administrator in its place and stead of a successor agent under these terms and conditions, with full power and authority to perform all or any of the acts to be performed by the Plan Administrator under these terms and conditions. Upon any such appointment of any agent for the purpose of receiving dividends and distributions, the Company will be authorized to pay to such successor agent, for each Participant’s account, all dividends and distributions payable on shares of the Company held in the Participant’s name or under the Plan for retention or application by such successor agent as provided in these terms and conditions.

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY

DIVIDEND REINVESTMENT PLAN

(UNAUDITED)

14. The Plan Administrator will at all times act in good faith and use its best efforts within reasonable limits to ensure its full and timely performance of all services to be performed by it under this Plan and to comply with applicable law, but assumes no responsibility and shall not be liable for loss or damage due to errors unless such error is caused by the Plan Administrator’s negligence, bad faith, or willful misconduct or that of its employees or agents.

15. These terms and conditions shall be governed by the laws of the State of Maryland.

Adopted: September 5, 2006

Amended: July 9, 2007

Amended: April 2, 2009

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY

INVESTMENT MANAGEMENT AGREEMENT APPROVAL DISCLOSURE

(UNAUDITED)

The Company’s Board of Directors (the “Board”) on March 30, 2017 approved the continuation of the Company’s Investment Management Agreement (the “Agreement”) with KA Fund Advisors, LLC (the “Adviser”) through March 31, 2018.

During the course of each year and in connection with their consideration of the continuation of the Agreement, the Board received various materials from the Adviser, including (i) information on the advisory personnel of the Adviser; (ii) information on the internal compliance procedures of the Adviser; (iii) comparative information showing how the Company’s fees and expenses compare to other registered investment companies that follow investment strategies similar to those of the Company; (iv) information regarding brokerage and portfolio transactions; (vi) comparative information showing how the Company’s performance compares to other registered investment companies that follow investment strategies similar to those of the Company; and (vii) information on any material legal proceedings or regulatory audits or investigations affecting the Company or the Adviser.

After receiving and reviewing these materials, the Board, at an in-person meeting called for such purpose (the “Meeting”), discussed the terms of the Agreement. Representatives from the Adviser attended the Meeting and presented additional oral and written information to the Board to assist in its considerations. The Directors who are not parties to the Agreement or “interested persons” (as defined in the Investment Company Act of 1940, as amended) of any such party (the “Independent Directors”) also met in executive session to further discuss the terms of the Agreement and the information provided by the Adviser.

Discussed below are certain of the factors considered by the Board in continuing the Agreement. This discussion is not intended to be all-inclusive. The Board, including the Independent Directors, reviewed a variety of factors and considered a significant amount of information, including information received on an ongoing basis at Board and committee meetings and in various discussions with senior management of the Adviser relating specifically to the Adviser and the Agreement. The approval determination was made on the basis of each Director’s business judgment after consideration of all the information taken as a whole. Individual Directors may have given different weight to certain factors and assigned various degrees of materiality to information received in connection with the contract review process.

Taking all of the information and deliberations into account, the Independent Directors reviewed various factors presented to them, the detailed information provided by the Adviser at the Meeting and at other times throughout the year, and other relevant information and the following factors, none of which was dispositive in their decision whether to approve the Agreement:

The nature, extent, and quality of the services to be provided by the Adviser

The Board, including the Independent Directors, considered the scope and quality of services that have been provided by the Adviser under the Agreement. The Board, including the Independent Directors, considered the quality of the investment research capabilities of the Adviser and the other resources the Adviser has dedicated to performing services for the Company, including the high caliber of portfolio managers and research analysts involved, the large and experienced team of investment, accounting, legal, trading and compliance professionals at the Adviser dedicated to the Company, and the continued maintenance and growth of such team despite the recent decline in the energy sector and an associated reduction in management fees received by the Adviser. The Board, including the Independent Directors, also considered the quality of other services, including the Adviser’s assistance in the coordination of the activities of some of the Company’s other service providers, the provision of certain administrative, compliance, reporting and financial services by the Adviser, the prudent use of call options, the responsible handling of the Company’s leverage ratios and distribution determinations through declining and volatile energy markets, and the efforts to maximize returns and to position the Company’s portfolio to grow as those markets recover. The Board, including the Independent Directors, took note of the Adviser’s excellent track records in identifying and executing on key investment themes and in sourcing and negotiating private investments for the Company as well as the Company’s access to investments and capital

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY

INVESTMENT MANAGEMENT AGREEMENT APPROVAL DISCLOSURE

(UNAUDITED)

markets due in part to the Adviser’s credibility with institutional investors. The Board, including the Independent Directors, also considered the nature and quality of the services provided by the Adviser to the Company in light of their experience as Directors of the Company, their confidence in the Adviser’s integrity and competence gained from that experience and the Adviser’s responsiveness to questions, concerns or requests for information raised or made by them in the past. The Board, including the Independent Directors, noted the high quality of services provided by the Adviser during periods when the market faces significant turmoil, including various current market challenges as well as the Adviser’s efforts to maximize returns and its leadership position in the markets in which it invests. The Board, including the Independent Directors, discussed the scope of responsibilities of, and resources expected to be available to, the key investment management and other personnel of the Adviser. Based on information provided by the Adviser, the Independent Directors concluded that the Adviser has the quality and depth of personnel and investment methods essential to performing its duties under the Agreement, and should be able to sustain that quality and depth, and that the nature and the proposed cost of such advisory services would be fair and reasonable in light of the services expected to be provided.

The Company’s performance under the management of the Adviser

The Independent Directors reviewed information pertaining to the performance of the Company. These data compared the Company’s performance to the performance of certain other registered investment companies that follow investment strategies similar to those of the Company as well as its benchmark. The comparative information showed that the performance of the Company is satisfactory on an overall basis compared to other similar closed-end funds for various periods despite certain periods of lower relative performance against applicable peer groups. Based upon their review and consideration of applicable securities price indices, the Independent Directors concluded that the Company’s investment performance over time has been satisfactory compared to other closed-end funds that focus on investments in energy-related master limited partnerships (“MLPs”) and other energy companies, as applicable, and that the Company has generated strong returns for investors over various periods. The Independent Directors noted that in addition to the information received for the Meeting, the Independent Directors also receive detailed performance information for the Company at each regular meeting of the Board during the year. The Independent Directors considered the investment performance of other closed-end investment companies managed by the Adviser, but noted that they are not directly comparable. The Independent Directors did not consider the performance of other accounts of the Adviser because there were no accounts similar enough to be relevant for performance purposes.

The reasonability of the management fee and fall-out benefits

The Independent Directors considered the Company’s management fee under the Agreement in comparison to the management fees of funds within the Company’s peer group. The Independent Directors also considered the greater risks and burdens associated with managing the Company compared to private funds and separate accounts. The Adviser’s successful handling of past and recent market downturns and management of related leverage and distribution challenges, the administrative burden resulting from the Company’s tax complexities, the Company’s participation in private investments, particularly “PIPE” transactions, the Adviser’s long standing relationships with management teams in the energy sector, and the Adviser’s track record for successful pricing and timing strategies related to capital raising for the Company were also noted by the Independent Directors as relevant considerations in evaluating the reasonableness of the management fee rate. The Independent Directors also discussed and are comfortable with the different contractual fee rates for the Company and other closed-end companies managed by the Adviser given differences in strategies and investments, and the relatively stronger and deeper management expertise and resources of the Adviser. The Board also believes the differences in contractual fees are reasonable because of the contractual fee waiver that applies to the Company based on portfolio holdings. Based on those comparisons, the Independent Directors concluded that the management fee for the Company remains reasonable.

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY

INVESTMENT MANAGEMENT AGREEMENT APPROVAL DISCLOSURE

(UNAUDITED)

The extent to which economies of scale would be realized as the Company grows and whether fee levels reflect these economies of scale for the benefit of stockholders

The Independent Directors considered economies of scale that are being enjoyed by stockholders of the Company. In this regard, they noted the Adviser’s efforts to manage operating expenses, including significant declines in operating expenses over various periods since inception. They noted the increase in operating expenses as a percentage of net assets over the prior 12-month period and took into account the Adviser’s discussion of that increase, including the impact of the decline in the Company’s assets during the market downturn. They further noted that the Adviser added professionals to its already robust and high-quality team, which also represented a sharing of those economies of scale. The Independent Directors also considered further possible economies of scale that the Adviser could achieve in its management of the Company. They considered the information provided by the Adviser relating to the Company’s operating expenses and information comparing the fee rate charged by the Adviser with fee rates charged by other unaffiliated investment advisers to their investment company clients. They also noted that with respect to the Company, the Adviser agreed to an annual fee waiver agreement effective December 1, 2014, which includes a fee waiver based on the percentage of the Company’s portfolio allocated to public investments. The Independent Directors also considered the Adviser’s commitment to retaining and growing its professional staff in a competitive environment for investment and compliance professionals, and in light of reduced management revenues from weaker energy markets. The Independent Directors concluded that the fee structure for the Company is reasonable in view of the information provided by the Adviser. The Independent Directors then noted that they would continue to monitor and review further growth of the Company in order to remain comfortable with the fee structure after any applicable future economies of scale.

Conclusion

Based on the review by the Board, including its consideration of each of the factors discussed above and the materials requested from and provided by the Adviser, the Board concluded, in agreement with the recommendation of the Independent Directors, that the Company and its stockholders received reasonable value in return for the management fees and other amounts paid to the Adviser by the Company under the Agreement, that stockholders could expect to receive reasonable value in return for the management fees and other amounts proposed to be paid to the Adviser by the Company under the Agreement and that the approval of the continuation of the Agreement was in the best interests of stockholders of the Company.

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY

PROXY VOTING AND PORTFOLIO HOLDINGS INFORMATION

(UNAUDITED)

The policies and procedures that the Company uses to determine how to vote proxies relating to its portfolio securities are available:

•	without charge, upon request, by calling (877) 657-3863;

•	on the Company’s website, http://www.kaynefunds.com; and

•	on the SEC’s website, http://www.sec.gov.

Information regarding how the Company voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling (877) 657-3863, and on the SEC’s website at http://www.sec.gov (see Form N-PX).

The Company files a complete schedule of its portfolio holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q and Form N-30B-2. The Company’s Form N-Q and Form N-30B-2 are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. The Company also makes its Form N-Q and Form N-30B-2 available on its website at http://www.kaynefunds.com.

REPURCHASE DISCLOSURE

(UNAUDITED)

Notice is hereby given in accordance with Section 23(c) of the 1940 Act, that the Company may from time to time purchase shares of its common and preferred stock in the open market or in privately negotiated transactions.

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY

RESULTS OF ANNUAL MEETING OF STOCKHOLDERS

(UNAUDITED)

On June 29, 2017, the Company held its annual meeting of stockholders where the following matters were approved by stockholders. As of the record date of May 17, 2017 (the “Record Date”), the Company had 10,741,760 outstanding shares of common stock and 1,000,000 outstanding shares of mandatory redeemable preferred stock, each of which was entitled to cast one vote. Represented in person or by proxy at this meeting were a total of 9,491,777 shares of common stock and mandatory redeemable preferred stock, constituting a quorum.

(i)	The election of William R. Cordes and Barry R. Pearl as directors, each to serve for a term of three years until the Company’s 2020 annual meeting of stockholders and until his successor is duly elected and qualified.

(a)	The election of Mr. Cordes required the affirmative vote of the holders of a majority of the Company’s common stock and mandatory redeemable preferred stock outstanding as of the Record Date, voting together as a single class. On this matter, 9,234,189 shares were cast in favor, 171,452 shares were cast against, and 86,136 shares withheld authority in the election of Mr. Cordes.

(b)	The election of Mr. Pearl required the affirmative vote of the holders of a majority of the Company’s common stock and mandatory redeemable preferred stock outstanding as of the Record Date, voting together as a single class. On this matter, 9,221,304 shares were cast in favor, 182,575 shares were cast against, and 87,897 shares withheld authority in the election of Mr. Pearl.

As a result of the vote on this matter, Mr. Cordes and Mr. Pearl were each elected to serve as director of the Company for a three-year term.

(ii)	The election of Terry A. Hart as director to serve for a term of three years until the Company’s 2020 annual meeting of stockholders and until his successor is duly elected and qualified.

(a)	The election of Mr. Hart required the affirmative vote of the holders of a majority of the Company’s mandatory redeemable preferred stock outstanding as of the Record Date. On this matter, 1,000,000 shares were cast in favor, no shares were cast against, and no shares withheld authority in the election of Mr. Hart.

As a result of the vote on this matter, Mr. Hart was elected to serve as director of the Company for a three-year term.

(iii)	The ratification of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending November 30, 2017.

The approval of this proposal required the affirmative vote of a majority of the votes cast by the holders of the Company’s common stock and mandatory redeemable preferred stock outstanding as of the Record Date, voting together as a single class. For purposes of the vote on this proposal, abstentions and broker non-votes will not be counted as votes cast and will have no effect on the result of the vote.

On this matter, 9,323,141 shares were cast in favor, 92,753 shares were cast against, 75,883 shares abstained, and there were no broker non-votes.

As a result of the vote on this matter, the proposal was approved.

Directors and Corporate Officers

Kevin S. McCarthy	Chairman of the Board of Directors and Chief Executive Officer

William R. Cordes	Director

Barry R. Pearl	Director

Albert L. Richey	Director

William L. Thacker	Director

James C. Baker	Director and President

Terry A. Hart	Director, Chief Financial Officer and Treasurer

David J. Shladovsky	Secretary

Michael J. O’Neil	Chief Compliance Officer

J.C. Frey	Executive Vice President, Assistant Secretary and Assistant Treasurer

Ron M. Logan, Jr.	Senior Vice President

Jody C. Meraz	Vice President

Investment Adviser KA Fund Advisors, LLC 811 Main Street, 14th Floor Houston, TX 77002	Administrator Ultimus Fund Solutions, LLC 225 Pictoria Drive, Suite 450 Cincinnati, OH 45246

1800 Avenue of the Stars, Third Floor Los Angeles, CA 90067	Stock Transfer Agent and Registrar American Stock Transfer & Trust Company, LLC 6201 15th Avenue Brooklyn, NY 11219 (888) 888-0317

Custodian JPMorgan Chase Bank, N.A. 14201 North Dallas Parkway, Second Floor Dallas, TX 75254	Independent Registered Public Accounting Firm PricewaterhouseCoopers LLP 601 S. Figueroa Street, Suite 900 Los Angeles, CA 90017

Legal Counsel Paul Hastings LLP 101 California Street, Forty-Eighth Floor San Francisco, CA 94111

Please visit us on the web at http://www.kaynefunds.com or call us toll-free at 1-877-657-3863.

This report, including the financial statements herein, is made available to stockholders of the Company for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Company or of any securities mentioned in this report.

Item 2. Code of Ethics.

Not applicable.

Item 3. Audit Committee Financial Expert.

Not applicable.

Item 4. Principal Accountant Fees and Services.

Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Please see the schedule of investments contained in the KED Semi–Annual Report for the six months ended May 31, 2017 included under Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

None.

Item 10. Submission of Matters to a Vote of Security Holders.

None.

Item 11. Controls and Procedures.

(a) The Registrant’s principal executive officer and principal financial officer have evaluated the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)), as of a date within 90 days of the filing date of this report and have concluded that the Registrant’s disclosure controls and procedures are effective, as of such date, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Not applicable for semi-annual reports.

(a)(2) Separate certifications of Principal Executive Officer and Principal Financial Officer of the Registrant pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 attached hereto as EX-99.CERT.

(b) Certification of Principal Executive Officer and Principal Financial Officer of the Registrant pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto as EX-99.906 CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY

Date: July 27, 2017	By:	/s/ KEVIN S. MCCARTHY
Kevin S. McCarthy
Chairman of the Board of Directors and Chief Executive Officer

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

Date: July 27, 2017	By:	/S/ KEVIN S. MCCARTHY
Kevin S. McCarthy
Chairman of the Board of Directors and Chief Executive Officer

Date: July 27, 2017	By:	/s/ TERRY A. HART
Terry A. Hart
Chief Financial Officer and Treasurer

Exhibit Index

(a)(1) Not applicable for semi-annual reports.

(a)(2) Separate certifications of Principal Executive Officer and Principal Financial Officer of the Registrant pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 attached hereto as EX-99.CERT.

(b) Certification of Principal Executive Officer and Principal Financial Officer of the Registrant pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto as EX-99.906 CERT.